The Allstate Corporation Investor Supplement Fourth Quarter 2019 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

The Allstate Corporation Investor Supplement - Fourth Quarter 2019 Table of Contents Consolidated Operations Allstate Life Condensed Consolidated Statements of Operations 1 Segment Results and Other Statistics 27 Contribution to Income 2 Return on Equity 28 Segment Results 3,4 Condensed Consolidated Statements of Financial Position 5 Allstate Benefits Book Value per Common Share 6 Segment Results and Other Statistics 29 Return on Common Shareholders' Equity 7 Return on Equity 30 Debt to Capital 8 Policies in Force 9 Allstate Annuities Premiums Written for Allstate Protection and Service Businesses 10 Segment Results and Other Statistics 31 Return on Equity 32 Property-Liability Results 11 Corporate and Other Catastrophe Losses 12 Corporate and Other Segment Results 33 Prior Year Reserve Reestimates 13 Catastrophe Losses included in Prior Year Reserve Reestimates 14 Investments Allstate Protection Investment Position 34 Impact of Net Rate Changes Approved on Premiums Written 15 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) 35 Allstate Brand Profitability Measures 16 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) by Segment 36,37 Allstate Brand Statistics 17 Investment Position and Results by Strategy by Segment 38,39 Esurance Brand Profitability Measures and Statistics 18 Performance-Based Investments 40 Encompass Brand Profitability Measures and Statistics 19 Auto Profitability Measures by Brand 20 Definitions of Non-GAAP Measures 41,42 Homeowners Profitability Measures by Brand 21 Other Personal Lines Profitability Measures by Brand 22 Appendices Commercial Lines Profitability Measures 23 Historical Results Reflecting Change in Accounting Principle for Pension Plans Discontinued Lines and Coverages Contribution to Income App A Reserves 24 Return on Common Shareholders' Equity App B Property-Liability Results App C Service Businesses Segment Results 25 Allstate Protection Plans Results 26

The Allstate Corporation Condensed Consolidated Statements of Operations ($ in millions, except per share data) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Revenues Property and casualty insurance premiums (1) $ 9,194 $ 9,094 $ 8,986 $ 8,802 $ 8,707 $ 8,595 $ 8,460 $ 8,286 $ 36,076 $ 34,048 Life premiums and contract charges (2) 627 625 621 628 625 612 612 616 2,501 2,465 Other revenue (3) 260 273 271 250 257 238 228 216 1,054 939 Net investment income 689 880 942 648 786 844 824 786 3,159 3,240 Realized capital gains and losses: Total other-than-temporary impairment ("OTTI") losses (4) (16) (12) (16) (5) (4) (4) - (48) (13) OTTI losses reclassified to (from) other comprehensive income - 2 (3) 2 1 (1) - (1) 1 (1) Net OTTI losses recognized in earnings (4) (14) (15) (14) (4) (5) (4) (1) (47) (14) Sales and valuation changes on equity investments and derivatives 706 211 339 676 (890) 181 (21) (133) 1,932 (863) Total realized capital gains and losses 702 197 324 662 (894) 176 (25) (134) 1,885 (877) Total revenues 11,472 11,069 11,144 10,990 9,481 10,465 10,099 9,770 44,675 39,815 Costs and expenses Property and casualty insurance claims and claims expense 5,749 6,051 6,356 5,820 6,067 5,805 5,777 5,129 23,976 22,778 Life contract benefits 518 513 511 497 488 498 483 504 2,039 1,973 Interest credited to contractholder funds 153 169 156 162 165 163 165 161 640 654 Amortization of deferred policy acquisition costs 1,382 1,425 1,362 1,364 1,336 1,317 1,296 1,273 5,533 5,222 Operating costs and expenses 1,516 1,414 1,380 1,380 1,508 1,425 1,358 1,303 5,690 5,594 Pension and other postretirement remeasurement gains and losses (251) 225 125 15 500 (39) (7) 14 114 468 Restructuring and related charges 14 - 9 18 12 13 23 19 41 67 Amortization of purchased intangibles 30 32 32 32 36 24 23 22 126 105 Impairment of purchased intangibles 51 - 55 - - - - - 106 - Interest expense 82 80 82 83 81 82 86 83 327 332 Total costs and expenses 9,244 9,909 10,068 9,371 10,193 9,288 9,204 8,508 38,592 37,193 Gain on disposition of operations 3 - 2 1 2 1 2 1 6 6 Income (loss) from operations before income tax expense 2,231 1,160 1,078 1,620 (710) 1,178 897 1,263 6,089 2,628 Income tax expense (benefit) 458 229 227 328 (168) (5) 199 (5) 180 257 1,242 468 Net income (loss) 1,773 931 851 1,292 (542) 979 717 1,006 4,847 2,160 Preferred stock dividends 66 42 30 31 43 37 39 29 169 148 Net income (loss) applicable to common shareholders $ 1,707 $ 889 $ 821 $ 1,261 $ (585) $ 942 $ 678 $ 977 $ 4,678 $ 2,012 Earnings per common share (4) Net income (loss) applicable to common shareholders per common share - Basic $ 5.32 $ 2.71 $ 2.47 $ 3.79 $ (1.71) $ 2.72 $ 1.94 $ 2.76 $ 14.25 $ 5.78 Weighted average common shares - Basic 320.7 327.7 332.0 332.6 341.9 346.0 349.2 354.1 328.2 347.8 Net income (loss) applicable to common shareholders per common share - Diluted $ 5.23 $ 2.67 $ 2.44 $ 3.74 $ (1.71) (6) $ 2.68 $ 1.91 $ 2.71 $ 14.03 $ 5.70 Weighted average common shares - Diluted 326.3 333.0 336.9 337.5 347.1 351.7 354.6 359.9 333.5 353.2 Cash dividends declared per common share $ 0.50 $ 0.50 $ 0.50 $ 0.50 $ 0.46 $ 0.46 $ 0.46 $ 0.46 $ 2.00 $ 1.84 (1) Property and casualty insurance premiums are reported in the Property-Liability and Service Businesses results and include auto, homeowners, other personal lines and commercial lines insurance products, including shared economy, as well as consumer product protection plans, roadside assistance, and finance and insurance products. (2) Life premiums and contract charges are reported in the Allstate Life, Allstate Benefits and Allstate Annuities results and include life insurance, voluntary accident and health insurance, and annuity products. (3) Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions. (4) In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount. (5) Includes a $2 million Tax Legislation expense for the quarter ended December 31, 2018 and a $31 million benefit for the quarter ended September 30, 2018. (6) Calculation uses weighted average shares of 341.9 million, which excludes weighted average diluted shares of 5.2 million due to a net loss reported for the three months ended December 31, 2018. The Allstate Corporation 4Q19 Supplement 1

The Allstate Corporation Contribution to Income ($ in millions, except per share data) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Contribution to income Net income (loss) applicable to common shareholders $ 1,707 $ 889 $ 821 $ 1,261 $ (585) $ 942 $ 678 $ 977 $ 4,678 $ 2,012 Realized capital gains and losses, after-tax (553) (155) (256) (524) 704 (141) 19 106 (1,488) 688 Pension and other postretirement remeasurement gains and losses, after-tax (199) 179 99 11 395 (30) (6) 11 90 370 Valuation changes on embedded derivatives not hedged, after-tax - 10 2 3 2 (1) - (4) 15 (3) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax 3 (1) 1 2 1 1 3 2 5 7 Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax - (1) - (1) (1) - (1) - (2) (2) Business combination expenses and the amortization of purchased intangibles, after-tax 24 25 26 25 35 20 18 17 100 90 Impairment of purchased intangibles, after-tax 40 - 43 - - - - - 83 - Gain on disposition of operations, after-tax (2) - (1) (1) (1) (1) (1) (1) (4) (4) Tax Legislation expense (benefit) - - - - 2 (31) - - - (29) Adjusted net income * $ 1,020 $ 946 $ 735 $ 776 $ 552 $ 759 $ 710 $ 1,108 $ 3,477 $ 3,129 Income per common share - Diluted (1) Net income (loss) applicable to common shareholders $ 5.23 $ 2.67 $ 2.44 $ 3.74 $ (1.71) $ 2.68 $ 1.91 $ 2.71 $ 14.03 $ 5.70 Realized capital gains and losses, after-tax (1.69) (0.47) (0.76) (1.55) 2.03 (0.40) 0.05 0.29 (4.46) 1.95 Pension and other postretirement remeasurement gains and losses, after-tax (0.61) 0.54 0.29 0.03 1.15 (0.08) (0.01) 0.03 0.27 1.05 Valuation changes on embedded derivatives not hedged, after-tax - 0.03 - 0.01 0.01 - - (0.01) 0.05 (0.01) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax 0.01 - - - - - - 0.01 0.01 0.02 Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax - - - - - - - - (0.01) (0.01) Business combination expenses and the amortization of purchased intangibles, after-tax 0.07 0.07 0.08 0.07 0.10 0.05 0.05 0.05 0.30 0.25 Impairment of purchased intangibles, after-tax 0.12 - 0.13 - - - - - 0.25 - Gain on disposition of operations, after-tax - - - - - - - - (0.01) (0.01) Tax Legislation expense (benefit) - - - - 0.01 (0.09) - - - (0.08) Adjusted net income * $ 3.13 $ 2.84 $ 2.18 $ 2.30 $ 1.59 $ 2.16 $ 2.00 $ 3.08 $ 10.43 $ 8.86 Weighted average common shares - Diluted 326.3 333.0 336.9 337.5 347.1 351.7 354.6 359.9 333.5 353.2 (1) Calculation uses weighted average shares of 341.9 million, which excludes weighted average diluted shares of 5.2 million due to a net loss reported for the three months ended December 31, 2018. The Allstate Corporation 4Q19 Supplement 2

The Allstate Corporation Consolidating Segment Results Allstate Discontinued Property- Service Allstate Allstate Allstate Corporate Intersegment ($ in millions) Protection Lines Liability Businesses Life Benefits Annuities and Other Eliminations Consolidated Three months ended December 31, 2019 Premiums and contract charges $ 8,873 $ - $ 8,873 $ 321 $ 342 $ 282 $ 3 $ - $ - $ 9,821 Intersegment insurance premiums and service fees - - - 44 - - - - (44) - Other revenue 180 - 180 46 34 - - - - 260 Claims and claims expense (5,658) (2) (5,660) (92) - - - - 3 (5,749) Contract benefits and interest credited to contractholder funds - - - - (295) (160) (216) - - (671) Amortization of deferred policy acquisition costs (1,155) - (1,155) (143) (32) (50) (2) - - (1,382) Operating costs and expenses (1,172) (1) (1,173) (181) (95) (74) (7) (27) 41 (1,516) Pension and other postretirement remeasurement gains and losses - - - - - - - 251 - 251 Restructuring and related charges (12) - (12) - (1) - (1) - - (14) Amortization of purchased intangibles (1) - (1) (29) - - - - - (30) Impairment of purchased intangibles (51) - (51) - - - - - - (51) Interest expense (1) - (1) - - - - (81) - (82) Underwriting income (loss) $ 1,003 $ (3) 1,000 Net investment income 323 12 134 22 180 18 - 689 Realized capital gains and losses 554 11 - 4 122 11 - 702 Gain on disposition of operations - - - - 3 - - 3 Income tax (expense) benefit (387) (1) (14) (6) (16) (34) - (458) Preferred stock dividends - - - - - (66) - (66) Net income (loss) applicable to common shareholders $ 1,490 $ (12) $ 73 $ 18 $ 66 $ 72 $ - $ 1,707 Realized capital gains and losses, after-tax (437) (8) - (2) (97) (9) - (553) Pension and other postretirement remeasurement gains and losses, after-tax - - - - - (199) - (199) Valuation changes on embedded derivatives not hedged, after-tax - - - - - - - - DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax - - 3 - - - - 3 Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax - - - - - - - - Business combination expenses and the amortization of purchased intangibles, after-tax 1 23 - - - - - 24 Impairment of purchased intangibles, after-tax 40 - - - - - - 40 Gain on disposition of operations, after-tax - - - - (2) - - (2) Adjusted net income (loss) * $ 1,094 $ 3 (1) $ 76 (1) $ 16 (1) $ (33) (1) $ (136) (1) $ - $ 1,020 Three months ended December 31, 2018 Premiums and contract charges $ 8,422 $ - $ 8,422 $ 285 $ 340 $ 281 $ 4 $ - $ - $ 9,332 Intersegment insurance premiums and service fees - - - 33 - - - - (33) - Other revenue 188 - 188 34 35 - - - - 257 Claims and claims expense (5,989) (2) (5,991) (78) - - - - 2 (6,067) Contract benefits and interest credited to contractholder funds - - - - (288) (154) (211) - - (653) Amortization of deferred policy acquisition costs (1,144) - (1,144) (122) (26) (42) (2) - - (1,336) Operating costs and expenses (1,175) (2) (1,177) (148) (104) (71) (6) (33) 31 (1,508) Pension and other postretirement remeasurement gains and losses - - - - - - - (500) - (500) Restructuring and related charges (9) - (9) (3) - - - - - (12) Amortization of purchased intangibles (3) - (3) (33) - - - - - (36) Interest expense - - - - - - - (81) - (81) Underwriting income (loss) $ 290 $ (4) 286 Net investment income 364 9 125 20 253 15 - 786 Realized capital gains and losses (655) (5) (5) (9) (194) (26) - (894) Gain on disposition of operations - - - - 2 - - 2 Income tax (expense) benefit 18 6 (14) (5) 32 131 - 168 Preferred stock dividends - - - - - (43) - (43) Net income (loss) applicable to common shareholders $ 13 $ (22) $ 63 $ 20 $ (122) $ (537) $ - $ (585) Realized capital gains and losses, after-tax 516 4 4 7 153 20 - 704 Pension and other postretirement remeasurement gains and losses, after-tax - - - - - 395 - 395 Valuation changes on embedded derivatives not hedged, after-tax - - - - 2 - - 2 DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax - - 2 (1) - - - 1 Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax (1) - - - - - - (1) Business combination expenses and the amortization of purchased intangibles, after-tax 2 26 - - - 7 - 35 Gain on disposition of operations, after-tax - - - - (1) - - (1) Tax Legislation expense (benefit) 2 - - - - - - 2 Adjusted net income (loss) * $ 532 $ 8 (1) $ 69 (1) $ 26 (1) $ 32 (1) $ (115) (1) $ - $ 552 (1) Adjusted net income is the segment measure used for each business. The Allstate Corporation 4Q19 Supplement 3

The Allstate Corporation Consolidating Segment Results Allstate Discontinued Property- Service Allstate Allstate Allstate Corporate Intersegment ($ in millions) Protection Lines Liability Businesses Life Benefits Annuities and Other Eliminations Consolidated Twelve months ended December 31, 2019 Premiums and contract charges $ 34,843 $ - $ 34,843 $ 1,233 $ 1,343 $ 1,145 $ 13 $ - $ - $ 38,577 Intersegment insurance premiums and service fees - - - 154 - - - - (154) - Other revenue 741 - 741 188 125 - - - - 1,054 Claims and claims expense (23,517) (105) (23,622) (363) - - - - 9 (23,976) Contract benefits and interest credited to contractholder funds - - - - (1,154) (635) (890) - - (2,679) Amortization of deferred policy acquisition costs (4,649) - (4,649) (543) (173) (161) (7) - - (5,533) Operating costs and expenses (4,412) (3) (4,415) (661) (354) (285) (29) (91) 145 (5,690) Pension and other postretirement remeasurement gains and losses - - - - - - - (114) - (114) Restructuring and related charges (38) - (38) - (2) - (1) - - (41) Amortization of purchased intangibles (4) - (4) (122) - - - - - (126) Impairment of purchased intangibles (51) - (51) (55) - - - - - (106) Interest expense (1) - (1) - - - - (326) - (327) Underwriting income (loss) $ 2,912 $ (108) 2,804 Net investment income 1,533 42 514 83 917 70 - 3,159 Realized capital gains and losses 1,470 32 1 12 346 24 - 1,885 Gain on disposition of operations - - - - 6 - - 6 Income tax (expense) benefit (1,196) 18 (53) (35) (73) 97 - (1,242) Preferred stock dividends - - - - - (169) - (169) Net income (loss) applicable to common shareholders $ 4,611 $ (77) $ 247 $ 124 $ 282 $ (509) $ - $ 4,678 Realized capital gains and losses, after-tax (1,161) (25) - (9) (274) (19) - (1,488) Pension and other postretirement remeasurement gains and losses, after-tax - - - - - 90 - 90 Valuation changes on embedded derivatives not hedged, after-tax - - 9 - 6 - - 15 DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax - - 5 - - - - 5 Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax (2) - - - - - - (2) Business combination expenses and the amortization of purchased intangibles, after-tax 3 97 - - - - - 100 Impairment of purchased intangibles, after-tax 40 43 - - - - - 83 Gain on disposition of operations, after-tax - - - - (4) - - (4) Adjusted net income (loss) * $ 3,491 $ 38 (1) $ 261 (1) $ 115 (1) $ 10 (1) $ (438) (1) $ - $ 3,477 Twelve months ended December 31, 2018 Premiums and contract charges $ 32,950 $ - $ 32,950 $ 1,098 $ 1,315 $ 1,135 $ 15 $ - $ - $ 36,513 Intersegment insurance premiums and service fees - - - 122 - - - - (122) - Other revenue 738 - 738 82 119 - - - - 939 Claims and claims expense (22,348) (87) (22,435) (350) - - - - 7 (22,778) Contract benefits and interest credited to contractholder funds - - - - (1,094) (630) (903) - - (2,627) Amortization of deferred policy acquisition costs (4,475) - (4,475) (463) (132) (145) (7) - - (5,222) Operating costs and expenses (4,451) (3) (4,454) (505) (361) (278) (31) (80) 115 (5,594) Pension and other postretirement remeasurement gains and losses - - - - - - - (468) - (468) Restructuring and related charges (60) - (60) (4) (3) - - - - (67) Amortization of purchased intangibles (11) - (11) (94) - - - - - (105) Interest expense - - - - - - - (332) - (332) Underwriting income (loss) $ 2,343 $ (90) 2,253 Net investment income 1,464 27 505 77 1,096 71 - 3,240 Realized capital gains and losses (639) (11) (14) (9) (166) (38) - (877) Gain on disposition of operations - - - - 6 - - 6 Income tax (expense) benefit (613) 19 (75) (32) 66 167 - (468) Preferred stock dividends - - - - - (148) - (148) Net income (loss) applicable to common shareholders $ 2,465 $ (79) $ 260 $ 118 $ 76 $ (828) $ - $ 2,012 Realized capital gains and losses, after-tax 500 9 11 7 131 30 - 688 Pension and other postretirement remeasurement gains and losses, after-tax - - - - - 370 - 370 Valuation changes on embedded derivatives not hedged, after-tax - - - - (3) - - (3) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax - - 8 (1) - - - 7 Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax (2) - - - - - - (2) Business combination expenses and the amortization of purchased intangibles, after-tax 9 74 - - - 7 - 90 Gain on disposition of operations, after-tax - - - - (4) - - (4) Tax Legislation expense (benefit) 5 4 16 - (69) 15 - (29) Adjusted net income (loss) * $ 2,977 $ 8 (1) $ 295 (1) $ 124 (1) $ 131 (1) $ (406) (1) $ - $ 3,129 (1) Adjusted net income is the segment measure used for each business. The Allstate Corporation 4Q19 Supplement 4

The Allstate Corporation Condensed Consolidated Statements of Financial Position ($ in millions) Dec. 31, 2019 Sept. 30, 2019 June 30, 2019 March 31, 2019 Dec. 31, 2018 Assets Investments Fixed income securities, at fair value (1) $ 59,044 $ 59,259 $ 58,484 $ 58,202 $ 57,170 Equity securities, at fair value (2) 8,162 8,206 7,906 5,802 5,036 Mortgage loans 4,817 4,694 4,687 4,681 4,670 Limited partnership interests 8,078 7,990 7,818 7,493 7,505 Short-term, at fair value 4,256 5,254 3,740 4,157 3,027 Other 4,005 3,904 3,856 3,786 3,852 Total investments 88,362 89,307 86,491 84,121 81,260 Cash 338 587 599 551 499 Premium installment receivables, net 6,472 6,558 6,380 6,201 6,154 Deferred policy acquisition costs 4,699 4,683 4,667 4,670 4,784 Reinsurance and indemnification recoverables, net 9,211 9,363 9,292 9,374 9,565 Accrued investment income 600 613 633 614 600 Property and equipment, net 1,145 1,092 1,058 1,047 1,045 Goodwill 2,545 2,545 2,547 2,547 2,530 Other assets 3,534 3,383 3,649 3,659 3,007 Separate Accounts 3,044 2,942 3,058 3,050 2,805 Total assets $ 119,950 $ 121,073 $ 118,374 $ 115,834 $ 112,249 Liabilities Reserve for property and casualty insurance claims and claims expense $ 27,712 $ 28,076 $ 28,105 $ 27,544 $ 27,423 Reserve for life-contingent contract benefits 12,300 12,378 12,337 12,200 12,208 Contractholder funds 17,692 17,804 17,964 18,161 18,371 Unearned premiums 15,343 15,343 14,752 14,323 14,510 Claim payments outstanding 929 952 915 891 1,007 Deferred income taxes 1,154 1,079 997 817 425 Other liabilities and accrued expenses 9,147 9,729 9,142 8,977 7,737 Long-term debt (3) 6,631 6,630 6,628 6,453 6,451 Separate Accounts 3,044 2,942 3,058 3,050 2,805 Total liabilities 93,952 94,933 93,898 92,416 90,937 Equity Preferred stock and additional capital paid-in (4)(5) 2,248 3,052 1,930 1,930 1,930 Common stock (6) 9 9 9 9 9 Additional capital paid-in 3,463 3,511 3,477 3,291 3,310 Retained income 48,074 46,527 45,803 45,148 44,033 Deferred ESOP expense - (3) (3) (3) (3) Treasury stock, at cost (7) (29,746) (29,063) (28,500) (28,042) (28,085) Accumulated other comprehensive income: Unrealized net capital gains and losses 1,887 2,023 1,654 972 (2) Unrealized foreign currency translation adjustments (59) (50) (40) (44) (49) Unamortized pension and other postretirement prior service credit 122 134 146 157 169 Total accumulated other comprehensive income 1,950 2,107 1,760 1,085 118 Total shareholders' equity 25,998 26,140 24,476 23,418 21,312 Total liabilities and shareholders' equity $ 119,950 $ 121,073 $ 118,374 $ 115,834 $ 112,249 (1) Amortized cost was $56,293, $56,263, $56,008, $56,831 and $57,134 as of December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively. (2) Cost was $6,568, $6,930, $6,673, $4,767 and $4,489 as of December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively. (3) On May 16, 2019, we repaid $317 million of 7.450% Senior Notes, Series B, at maturity. On June 10, 2019, we issued $500 million of 3.850% Senior Notes due 2049. (4) Preferred shares outstanding were 92.5 thousand at December 31, 2019, 125.8 thousand at September 30, 2019 and 79.8 thousand at June 30, 2019, March 31, 2019 and December 31, 2018. (5) On August 8, 2019, we issued 46,000 shares of 5.100% Fixed Rate Noncumulative Perpetual Preferred Stock, Series H. On October 15, 2019, we redeemed all 5,400 shares, 29,900 shares and 10,000 shares of our Fixed Rate Noncumulative Perpetual Preferred Stock, Series D, E and F, respectively. On November 8, 2019, we issued 12,000 shares of 4.750% Fixed Rate Noncumulative Perpetual Preferred Stock, Series I. (6) Common shares outstanding were 318,791,191; 324,988,765; 329,903,875; 333,056,875 and 331,908,805 as of December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively. (7) Treasury shares outstanding were 581 million, 575 million, 570 million, 567 million and 568 million as of December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively. The Allstate Corporation 4Q19 Supplement 5

The Allstate Corporation Book Value per Common Share ($ in millions, except per share data) Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2019 2019 2019 2018 2018 2018 2018 Book value per common share Numerator: Common shareholders' equity (1) $ 23,750 $ 23,088 $ 22,546 $ 21,488 $ 19,382 $ 21,356 $ 20,819 $ 20,970 Denominator: Common shares outstanding and dilutive potential common shares outstanding 324.8 330.6 335.1 337.9 336.7 350.9 351.9 357.7 Book value per common share $ 73.12 $ 69.84 $ 67.28 $ 63.59 $ 57.56 $ 60.86 $ 59.16 $ 58.62 Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities Numerator: Common shareholders' equity $ 23,750 $ 23,088 $ 22,546 $ 21,488 $ 19,382 $ 21,356 $ 20,819 $ 20,970 Less: Unrealized net capital gains and losses on fixed income securities 1,893 2,028 1,658 975 - (15) 55 187 Adjusted common shareholders' equity $ 21,857 $ 21,060 $ 20,888 $ 20,513 $ 19,382 $ 21,371 $ 20,764 $ 20,783 Denominator: Common shares outstanding and dilutive potential common shares outstanding 324.8 330.6 335.1 337.9 336.7 350.9 351.9 357.7 Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities * $ 67.29 $ 63.70 $ 62.33 $ 60.71 $ 57.56 $ 60.90 $ 59.01 $ 58.10 (1) Excludes equity related to preferred stock of $2,248 million at December 31, 2019, $3,052 million at September 30, 2019, $1,930 million at June 30, 2019, March 31, 2019 and December 31, 2018 and $2,303 million for all other periods presented. The Allstate Corporation 4Q19 Supplement 6

The Allstate Corporation Return on Common Shareholders' Equity ($ in millions) Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2019 2019 2019 2018 2018 2018 2018 Return on Common Shareholders' Equity Numerator: Net income applicable to common shareholders (1)(2) $ 4,678 $ 2,386 $ 2,439 $ 2,296 $ 2,012 $ 3,891 $ 3,759 $ 3,630 Denominator: Beginning common shareholders' equity $ 19,382 $ 21,356 $ 20,819 $ 20,970 $ 20,805 $ 20,508 $ 19,806 $ 19,495 Ending common shareholders' equity (3) 23,750 23,088 22,546 21,488 19,382 21,356 20,819 20,970 Average common shareholders' equity (4) $ 21,566 $ 22,222 $ 21,683 $ 21,229 $ 20,094 $ 20,932 $ 20,313 $ 20,233 Return on common shareholders' equity 21.7% 10.7% 11.2% 10.8% 10.0% 18.6% 18.5% 17.9 % Adjusted Net Income Return on Common Shareholders' Equity Numerator: Adjusted net income * (1) $ 3,477 $ 3,009 $ 2,822 $ 2,797 $ 3,129 $ 3,400 $ 3,322 $ 3,157 Denominator: Beginning common shareholders' equity $ 19,382 $ 21,356 $ 20,819 $ 20,970 $ 20,805 $ 20,508 $ 19,806 $ 19,495 Less: Unrealized net capital gains and losses (2) (16) 54 187 1,662 1,651 1,526 1,256 Adjusted beginning common shareholders' equity 19,384 21,372 20,765 20,783 19,143 18,857 18,280 18,239 Ending common shareholders' equity 23,750 23,088 22,546 21,488 19,382 21,356 20,819 20,970 Less: Unrealized net capital gains and losses 1,887 2,023 1,654 972 (2) (16) 54 187 Adjusted ending common shareholders' equity 21,863 21,065 20,892 20,516 19,384 21,372 20,765 20,783 Average adjusted common shareholders' equity (4) $ 20,624 $ 21,219 $ 20,829 $ 20,650 $ 19,264 $ 20,115 $ 19,523 $ 19,511 Adjusted net income return on common shareholders' equity * 16.9% 14.2% 13.5% 13.5% 16.2% 16.9% 17.0% 16.2% (1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. (2) Includes a $2 million Tax Legislation benefit for the period ended September 30, 2019, a $29 million benefit for the periods ended June 30, 2019, March 31, 2019 and December 31, 2018, a $540 million benefit for the period ended September 30, 2018, and a $509 million benefit for all other periods presented. (3) Excludes equity related to preferred stock of $2,248 million at December 31, 2019, $3,052 million at September 30, 2019, $1,930 million at June 30, 2019, March 31, 2019 and December 31, 2018 and $2,303 million for all other periods presented. (4) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points. The Allstate Corporation 4Q19 Supplement 7

The Allstate Corporation Debt to Capital Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, ($ in millions) 2019 2019 2019 2019 2018 2018 2018 2018 Debt Short-term debt $ - $ - $ - $ - $ - $ - $ - $ - Long-term debt 6,631 6,630 6,628 6,453 6,451 6,450 6,448 6,847 Total debt $ 6,631 $ 6,630 $ 6,628 $ 6,453 $ 6,451 $ 6,450 $ 6,448 $ 6,847 Capital resources Debt $ 6,631 $ 6,630 $ 6,628 $ 6,453 $ 6,451 $ 6,450 $ 6,448 $ 6,847 Shareholders' equity Preferred stock and additional capital paid-in 2,248 3,052 1,930 1,930 1,930 2,303 2,303 2,303 Common stock 9 9 9 9 9 9 9 9 Additional capital paid-in 3,463 3,511 3,477 3,291 3,310 3,441 3,391 3,367 Retained income 48,074 46,527 45,803 45,148 44,033 44,776 43,997 43,479 Deferred ESOP expense - (3) (3) (3) (3) (3) (3) (3) Treasury stock (29,746) (29,063) (28,500) (28,042) (28,085) (27,011) (26,818) (26,280) Unrealized net capital gains and losses 1,887 2,023 1,654 972 (2) (16) 54 187 Unrealized foreign currency translation adjustments (59) (50) (40) (44) (49) (23) (9) (3) Unamortized pension and other postretirement prior service credit 122 134 146 157 169 183 198 214 Total shareholders' equity 25,998 26,140 24,476 23,418 21,312 23,659 23,122 23,273 Total capital resources $ 32,629 $ 32,770 $ 31,104 $ 29,871 $ 27,763 $ 30,109 $ 29,570 $ 30,120 Ratio of debt to shareholders' equity 25.5% 25.4% 27.1% 27.6% 30.3% 27.3% 27.9% 29.4 % Ratio of debt to capital resources 20.3% 20.2% 21.3% 21.6% 23.2% 21.4% 21.8% 22.7 % The Allstate Corporation 4Q19 Supplement 8

The Allstate Corporation Policies in Force and Other Statistics Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2019 2019 2019 2018 2018 2018 2018 Policies in Force statistics (in thousands) (1) Allstate Protection Allstate brand Auto 20,398 20,339 20,301 20,145 20,104 19,912 19,810 19,617 Homeowners 6,254 6,237 6,221 6,198 6,186 6,145 6,121 6,093 Landlord 658 663 670 676 681 683 688 692 Renters 1,683 1,679 1,668 1,655 1,642 1,626 1,612 1,599 Condominium 676 673 670 668 668 665 664 663 Other 1,327 1,326 1,319 1,307 1,304 1,297 1,287 1,276 Other personal lines 4,344 4,341 4,327 4,306 4,295 4,271 4,251 4,230 Commercial lines 227 228 229 230 231 231 234 238 Total 31,223 31,145 31,078 30,879 30,816 30,559 30,416 30,178 Esurance brand Auto 1,515 1,543 1,548 1,548 1,488 1,463 1,432 1,399 Homeowners 105 104 101 98 95 92 88 84 Other personal lines 46 48 48 48 46 46 46 45 Total 1,666 1,695 1,697 1,694 1,629 1,601 1,566 1,528 Encompass brand Auto 493 496 497 499 502 504 507 517 Homeowners 234 235 236 237 239 240 243 248 Other personal lines 76 77 77 78 78 80 81 83 Total 803 808 810 814 819 824 831 848 Allstate Protection Policies in Force 33,692 33,648 33,585 33,387 33,264 32,984 32,813 32,554 Service Businesses Allstate Protection Plans 99,632 89,783 83,968 77,866 68,588 52,151 44,459 41,806 Allstate Dealer Services 4,205 4,224 4,253 4,294 4,338 4,402 3,959 4,026 Allstate Roadside Services 599 617 635 649 663 671 681 692 Allstate Identity Protection 1,511 1,318 1,260 1,211 1,040 - - - Total 105,947 95,942 90,116 84,020 74,629 57,224 49,099 46,524 Allstate Life 1,923 1,926 1,933 1,936 1,945 1,937 1,938 1,937 Allstate Benefits 4,183 4,287 4,296 4,322 4,208 4,241 4,283 4,260 Allstate Annuities 192 197 201 206 211 215 220 225 Total Policies in Force 145,937 136,000 130,131 123,871 114,257 96,601 88,353 85,500 Agency Data (2) Total Allstate agencies (3) 12,900 12,800 12,700 12,700 12,700 12,400 12,300 12,300 Licensed sales professionals (4) 27,100 26,800 26,700 26,800 26,900 25,600 25,200 24,700 Allstate independent agencies (5) 3,400 3,300 3,200 3,000 (6) 2,700 2,600 2,600 2,500 Encompass independent agencies 2,800 2,800 2,800 2,700 2,600 2,600 2,500 2,500 (1) Policy counts are based on items rather than customers. • A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. • Commercial lines PIF for shared economy agreements typically reflect contracts that cover multiple drivers as opposed to individual drivers. • Non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. • Allstate Roadside Services reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner. • Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs. • Allstate Protection Plans (formerly known as SquareTrade) represents active consumer product protection plans. • Allstate Identity Protection (formerly known as InfoArmor) reflects individual customer counts for identity protection products. • Allstate Life insurance policies and Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. • Allstate Benefits reflects certificate counts as opposed to group counts. (2) Rounded to the nearest hundred. (3) Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and employee producers in Canada. (4) Represents employees of Allstate agencies who are licensed to sell Allstate products. (5) Includes 1,102 and 919 engaged Allstate independent agencies (“AIAs”) as of December 31, 2019 and December 31, 2018, respectively. Engaged AIAs, as currently determined, include those that achieve a minimum number of new policies written. (6) Beginning March 31, 2019, includes separate agency counts for agencies operating out of multiple locations, which increased the total agencies by approximately 200. The Allstate Corporation 4Q19 Supplement 9

The Allstate Corporation Premiums Written for Allstate Protection and Service Businesses ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Allstate Protection Allstate brand (1) Auto $ 5,470 $ 5,599 $ 5,472 $ 5,395 $ 5,272 $ 5,357 $ 5,211 $ 5,151 $ 21,936 $ 20,991 Homeowners 1,861 2,143 2,076 1,565 1,777 2,008 1,949 1,465 7,645 7,199 Landlord 135 141 134 124 133 139 131 121 534 524 Renters 71 87 78 69 70 86 77 69 305 302 Condominium 70 78 75 62 68 73 72 59 285 272 Other 158 186 191 144 149 174 195 126 679 644 Other personal lines 434 492 478 399 420 472 475 375 1,803 1,742 Commercial lines 243 238 236 185 177 173 172 137 902 659 Total 8,008 8,472 8,262 7,544 7,646 8,010 7,807 7,128 32,286 30,591 Esurance brand Auto 460 525 469 532 452 487 430 470 1,986 1,839 Homeowners 27 35 32 25 23 30 27 21 119 101 Other personal lines 2 2 2 2 2 2 2 2 8 8 Total 489 562 503 559 477 519 459 493 2,113 1,948 Encompass brand Auto 127 147 146 120 130 143 146 118 540 537 Homeowners 94 110 111 86 98 106 108 86 401 398 Other personal lines 19 21 21 18 19 22 21 19 79 81 Total 240 278 278 224 247 271 275 223 1,020 1,016 Total Allstate Protection Auto 6,057 6,271 6,087 6,047 5,854 5,987 5,787 5,739 24,462 23,367 Homeowners 1,982 2,288 2,219 1,676 1,898 2,144 2,084 1,572 8,165 7,698 Other personal lines 455 515 501 419 441 496 498 396 1,890 1,831 Commercial lines 243 238 236 185 177 173 172 137 902 659 Total 8,737 9,312 9,043 8,327 8,370 8,800 8,541 7,844 35,419 33,555 Discontinued Lines and Coverages - - - - - - - - - - Total Property-Liability $ 8,737 $ 9,312 $ 9,043 $ 8,327 $ 8,370 $ 8,800 $ 8,541 $ 7,844 $ 35,419 $ 33,555 Service Businesses (2) Allstate Protection Plans $ 278 $ 181 $ 167 $ 206 $ 323 $ 194 $ 126 $ 130 $ 832 $ 773 Allstate Dealer Services 123 126 120 99 105 99 103 92 468 399 Allstate Roadside Services 52 57 63 63 61 65 68 65 235 259 Total 453 364 350 368 489 358 297 287 1,535 1,431 Total premiums written $ 9,190 $ 9,676 $ 9,393 $ 8,695 $ 8,859 $ 9,158 $ 8,838 $ 8,131 $ 36,954 $ 34,986 Non-Proprietary Premiums Ivantage (3) $ 1,901 $ 1,871 $ 1,840 $ 1,806 $ 1,780 $ 1,758 $ 1,719 $ 1,679 $ 1,901 $ 1,780 Answer Financial (4) 134 153 150 145 140 156 156 148 582 600 (1) Canada premiums included in Allstate brand Auto $ 253 $ 291 $ 287 $ 205 $ 220 $ 244 $ 245 $ 186 $ 1,036 $ 895 Homeowners 79 93 87 58 68 77 77 50 317 272 Other personal lines 30 32 28 20 23 25 29 14 110 91 Total $ 362 $ 416 $ 402 $ 283 $ 311 $ 346 $ 351 $ 250 $ 1,463 $ 1,258 (2) There are no premiums written for Arity or Allstate Identity Protection, which are part of the Service Businesses segment. Revenues for Arity and Allstate Identity Protection are primarily reported as intersegment service fees and other revenue. (3) Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018 were $41 million, $45 million, $45 million, $37 million, $39 million, $45 million, $44 million and $37 million, respectively. (4) Represents non-proprietary premiums written for the period. Commissions earned for the three and twelve months ended December 31, 2019 were $15 million and $70 million, respectively. The Allstate Corporation 4Q19 Supplement 10

The Allstate Corporation Property-Liability Results ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Premiums written $ 8,737 $ 9,312 $ 9,043 $ 8,327 $ 8,370 $ 8,800 $ 8,541 $ 7,844 $ 35,419 $ 33,555 Decrease (increase) in unearned premiums 129 (538) (384) 179 99 (505) (347) 209 (614) (544) Other 7 8 22 1 (47) 25 (5) (34) 38 (61) Premiums earned 8,873 8,782 8,681 8,507 8,422 8,320 8,189 8,019 34,843 32,950 Other revenue 180 195 190 176 188 192 184 174 741 738 Claims and claims expense (5,660) (5,960) (6,272) (5,730) (5,991) (5,717) (5,689) (5,038) (23,622) (22,435) Amortization of deferred policy acquisition costs (1,155) (1,167) (1,163) (1,164) (1,144) (1,133) (1,110) (1,088) (4,649) (4,475) Operating costs and expenses (1,175) (1,114) (1,060) (1,071) (1,180) (1,143) (1,098) (1,044) (4,420) (4,465) Restructuring and related charges (12) 1 (9) (18) (9) (12) (21) (18) (38) (60) Impairment of purchased intangibles (51) - - - - - - - (51) - Underwriting income (1) 1,000 737 367 700 286 507 455 1,005 2,804 2,253 Net investment income 323 448 471 291 364 410 353 337 1,533 1,464 Income tax expense on operations (270) (236) (179) (202) (119) (185) (166) (277) (887) (747) Realized capital gains and losses, after-tax 437 127 204 393 (516) 103 (12) (75) 1,161 (500) Tax Legislation expense - - - - (2) (3) - - - (5) Net income applicable to common shareholders $ 1,490 $ 1,076 $ 863 $ 1,182 $ 13 $ 832 $ 630 $ 990 $ 4,611 $ 2,465 Catastrophe losses $ 295 $ 510 $ 1,072 $ 680 $ 963 $ 625 $ 906 $ 361 $ 2,557 $ 2,855 Amortization of purchased intangibles $ 1 $ 1 $ 1 $ 1 $ 3 $ 4 $ 3 $ 1 $ 4 $ 11 Operating ratios Loss ratio 63.8 67.9 72.3 67.4 71.1 68.7 69.4 62.9 67.8 68.1 Expense ratio (2) 24.9 23.7 23.5 24.4 25.5 25.2 25.0 24.6 24.2 25.1 Combined ratio 88.7 91.6 95.8 91.8 96.6 93.9 94.4 87.5 92.0 93.2 Loss ratio 63.8 67.9 72.3 67.4 71.1 68.7 69.4 62.9 67.8 68.1 Less: effect of catastrophe losses 3.3 5.8 12.3 8.0 11.4 7.5 11.1 4.5 7.3 8.7 effect of prior year non-catastrophe reserve reestimates (0.1) (0.5) (0.9) (0.4) (1.1) 0.2 (1.7) (0.6) (0.4) (0.8) Underlying loss ratio * 60.6 62.6 60.9 59.8 60.8 61.0 60.0 59.0 60.9 60.2 Reconciliation of combined ratio to underlying combined ratio Combined ratio 88.7 91.6 95.8 91.8 96.6 93.9 94.4 87.5 92.0 93.2 Effect of catastrophe losses (3.3) (5.8) (12.3) (8.0) (11.4) (7.5) (11.1) (4.5) (7.3) (8.7) Effect of prior year non-catastrophe reserve reestimates 0.1 0.5 0.9 0.4 1.1 (0.2) 1.7 0.6 0.4 0.8 Effect of impairment of purchased intangibles (0.6) - - - - - - - (0.1) - Underlying combined ratio * 84.9 86.3 84.4 84.2 86.3 86.2 85.0 83.6 85.0 85.3 Effect of restructuring and related charges on combined ratio 0.1 - 0.1 0.2 0.1 0.1 0.3 0.2 0.1 0.2 Effect of Discontinued Lines and Coverages on combined ratio - 1.1 0.1 0.1 - 1.0 - 0.1 0.4 0.3 (1) Underwriting Income (Loss) Allstate brand $ 1,024 $ 858 $ 367 $ 702 $ 306 $ 587 $ 463 $ 1,001 $ 2,951 $ 2,357 Esurance brand (37) (6) (3) 3 (9) (10) (9) 3 (43) (25) Encompass brand 17 (15) 7 (2) (4) 11 5 6 7 18 Answer Financial (1) (1) (1) - (3) (1) (1) (2) (3) (7) Total underwriting income for Allstate Protection 1,003 836 370 703 290 587 458 1,008 2,912 2,343 Discontinued Lines and Coverages (3) (99) (3) (3) (4) (80) (3) (3) (108) (90) Total underwriting income for Property-Liability $ 1,000 $ 737 $ 367 $ 700 $ 286 $ 507 $ 455 $ 1,005 $ 2,804 $ 2,253 (2) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 4Q19 Supplement 11

The Allstate Corporation Property-Liability Catastrophe Losses ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Allstate Protection Allstate brand Auto $ 2 $ 130 $ 179 $ 68 $ 53 $ 113 $ 160 $ (1) $ 379 $ 325 Homeowners (1) 253 (3) 292 781 511 798 418 627 (3) 300 1,837 2,143 Other personal lines 19 23 57 64 87 51 46 27 163 211 Commercial lines 5 2 4 1 9 6 4 3 12 22 Total 279 447 1,021 644 947 588 837 329 2,391 2,701 Esurance brand Auto 2 9 10 3 2 8 15 2 24 27 Homeowners 2 7 15 3 4 6 14 1 27 25 Total 4 16 25 6 6 14 29 3 51 52 Encompass brand Auto - 4 3 3 (1) 2 4 1 10 6 Homeowners 12 41 22 25 9 20 34 26 100 89 Other personal lines - 2 1 2 2 1 2 2 5 7 Total 12 47 26 30 10 23 40 29 115 102 Allstate Protection Auto 4 143 192 74 54 123 179 2 413 358 Homeowners 267 340 818 539 811 444 675 327 1,964 2,257 Other personal lines 19 25 58 66 89 52 48 29 168 218 Commercial lines 5 2 4 1 9 6 4 3 12 22 Total 295 510 1,072 680 963 625 906 361 2,557 2,855 Discontinued Lines and Coverages - - - - - - - - - - Total Property-Liability $ 295 $ 510 $ 1,072 $ 680 $ 963 $ 625 $ 906 $ 361 $ 2,557 $ 2,855 Effect of Catastrophe Losses on Combined Ratio (2) Allstate Protection Auto - 1.6 2.2 0.9 0.6 1.5 2.2 - 1.2 1.1 Homeowners 3.0 3.9 9.4 6.2 9.5 5.3 8.1 4.0 5.6 6.8 Other personal lines 0.2 0.3 0.7 0.8 1.0 0.6 0.6 0.4 0.5 0.7 Commercial lines 0.1 - - - 0.1 0.1 0.1 - - 0.1 Total 3.3 5.8 12.3 8.0 11.4 7.5 11.1 4.5 7.3 8.7 10-year average effect of catastrophe losses on combined ratio 5.9 6.9 14.0 6.8 6.1 6.9 14.0 6.8 8.4 8.4 (1) Includes $8 million and $7 million of reduction of reinsurance premiums for the three months ended December 31, 2019 and September 30, 2019, respectively, and $5 million, $15 million and $60 million of reinstatement reinsurance premiums for the three months ended June 30, 2019, March 31, 2019 and December 31, 2018, respectively, related to the 2018 Camp Fire. (2) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned. (3) Includes $12 million and $37 million for Texas Windstorm Insurance Association assessments related to Hurricane Harvey which occurred in third quarter 2017 for the three months ended December 31, 2019 and June 30, 2018, respectively. The Allstate Corporation 4Q19 Supplement 12

The Allstate Corporation Property-Liability Prior Year Reserve Reestimates ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Prior Year Reserve Reestimates (1) Allstate Protection Allstate brand Auto $ (11) $ (152) $ (94) $ (58) $ (94) $ (97) $ (155) $ (101) $ (315) $ (447) Homeowners 5 (1) (1) 46 (35) (17) 24 27 49 (1) Other personal lines (9) 10 (1) 10 12 8 (6) (6) 10 8 Commercial lines - - 13 4 1 42 45 20 17 108 Total (15) (143) (83) 2 (116) (64) (92) (60) (239) (332) Esurance brand Auto (1) - (1) 4 2 - (1) 1 2 2 Homeowners 1 - 1 (1) 1 1 1 (1) 1 2 Other personal lines - - - - - (1) - - - (1) Total - - - 3 3 - - - 3 3 Encompass brand Auto - (1) (9) - (7) (2) (1) - (10) (10) Homeowners - 3 4 8 2 3 2 6 15 13 Other personal lines - (1) 2 (3) (4) (4) (6) - (2) (14) Total - 1 (3) 5 (9) (3) (5) 6 3 (11) Total Allstate Protection Auto (12) (153) (104) (54) (99) (99) (157) (100) (323) (455) Homeowners 6 2 4 53 (32) (13) 27 32 65 14 Other personal lines (9) 9 1 7 8 3 (12) (6) 8 (7) Commercial lines - - 13 4 1 42 45 20 17 108 Total (15) (142) (86) 10 (122) (67) (97) (54) (233) (340) Discontinued Lines and Coverages 2 98 3 2 2 80 2 3 105 87 Total Property-Liability $ (13) $ (44) $ (83) $ 12 $ (120) $ 13 $ (95) $ (51) $ (128) $ (253) Effect of Prior Year Reserve Reestimates on Combined Ratio (1)(2) Allstate Protection Auto (0.2) (1.7) (1.2) (0.6) (1.1) (1.2) (1.9) (1.2) (0.9) (1.3) Homeowners 0.1 - - 0.6 (0.4) (0.1) 0.3 0.4 0.2 - Other personal lines (0.1) 0.1 - 0.1 0.1 - (0.1) (0.1) - - Commercial lines - - 0.2 - - 0.5 0.5 0.2 - 0.3 Total (0.2) (1.6) (1.0) 0.1 (1.4) (0.8) (1.2) (0.7) (0.7) (1.0) Discontinued Lines and Coverages - 1.1 0.1 0.1 - 1.0 - 0.1 0.4 0.3 Total Property-Liability (0.2) (0.5) (0.9) 0.2 (1.4) 0.2 (1.2) (0.6) (0.3) (0.7) Allstate Protection by brand Allstate brand (0.2) (1.6) (1.0) - (1.3) (0.8) (1.1) (0.8) (0.7) (1.0) Esurance brand - - - - - - - - - - Encompass brand - - - 0.1 (0.1) - (0.1) 0.1 - - Total (0.2) (1.6) (1.0) 0.1 (1.4) (0.8) (1.2) (0.7) (0.7) (1.0) (1) Favorable reserve reestimates are shown in parentheses. (2) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned. The Allstate Corporation 4Q19 Supplement 13

The Allstate Corporation Property-Liability Catastrophe Losses included in Prior Year Reserve Reestimates ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Allstate Protection (1) Allstate brand Auto $ (8) $ (1) $ (7) $ (1) $ (2) $ (4) $ (5) $ (27) $ (17) $ (38) Homeowners (2) 8 (4) (1) 6 42 (19) 2 41 (4) 27 55 51 Other personal lines (4) (1) (3) 9 1 - - (3) 1 (2) Commercial lines - (1) 1 (1) - - 1 (1) (1) - Total (4) (4) (3) 49 (20) (2) 37 (4) 38 11 Esurance brand Auto - (1) 1 - - - - - - - Homeowners - - 1 - - 1 1 - 1 2 Total - (1) 2 - - 1 1 - 1 2 Encompass brand Auto - - - - - (1) - - - (1) Homeowners (1) 3 4 4 - 3 2 7 10 12 Other personal lines - (1) - - - - - 1 (1) 1 Total (1) 2 4 4 - 2 2 8 9 12 Total Allstate Protection Auto (8) (2) (6) (1) (2) (5) (5) (27) (17) (39) Homeowners 7 2 11 46 (19) 6 44 34 66 65 Other personal lines (4) (2) (3) 9 1 - - (2) - (1) Commercial lines - (1) 1 (1) - - 1 (1) (1) - Total (5) (3) 3 53 (20) 1 40 4 48 25 Discontinued Lines and Coverages - - - - - - - - - - Total Property-Liability $ (5) $ (3) $ 3 $ 53 $ (20) $ 1 $ 40 $ 4 $ 48 $ 25 Effect of Catastrophe Losses included in Prior Year Reserve Reestimates on Combined Ratio (1)(3) Allstate Protection Auto (0.1) - (0.1) - - (0.1) (0.1) (0.4) (0.1) (0.1) Homeowners 0.1 - 0.1 0.5 (0.3) 0.1 0.6 0.4 0.2 0.2 Other personal lines (0.1) - - 0.1 - - - - - - Commercial lines - - - - - - - - - - Total (0.1) - - 0.6 (0.3) - 0.5 - 0.1 0.1 Allstate Protection by brand Allstate brand (0.1) - - 0.6 (0.3) - 0.5 (0.1) 0.1 - Esurance brand - - - - - - - - - - Encompass brand - - - - - - - 0.1 - 0.1 Total (0.1) - - 0.6 (0.3) - 0.5 - 0.1 0.1 (1) Favorable reserve reestimates are shown in parentheses. (2) Includes $8 million and $7 million reduction of reinsurance premiums for the three months ended December 31, 2019 and September 30, 2019, respectively, and $5 million and $15 million of reinstatement reinsurance premiums incurred for the three months ended June 30, 2019 and March 31, 2019, respectively, related to the 2018 Camp Fire. (3) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned or catastrophe losses. (4) Includes $12 million and $37 million for Texas Windstorm Insurance Association assessments related to Hurricane Harvey which occurred in third quarter 2017 for the three months ended December 31, 2019 and June 30, 2018, respectively. The Allstate Corporation 4Q19 Supplement 14

The Allstate Corporation Allstate Protection Impact of Net Rate Changes Approved on Premiums Written Three months ended Three months ended Three months ended December 31, 2019 (1) September 30, 2019 June 30, 2019 Number of Location Number of Location Number of Location locations (5) Total brand (%) (6) specific (%) (7) locations Total brand (%) specific (%) locations Total brand (%) specific (%) Allstate brand Auto (2)(3) 26 0.8 2.6 24 0.5 3.1 20 0.8 3.4 Homeowners (4) 12 0.7 4.9 12 0.3 3.5 4 0.1 5.1 Esurance brand Auto 12 0.9 5.2 15 1.1 2.8 6 2.4 5.3 Homeowners - - - 1 - (3.0) 2 2.7 19.9 Encompass brand Auto 9 0.7 4.4 6 0.3 2.4 1 - 3.6 Homeowners 8 2.9 15.2 11 3.5 9.4 8 1.4 6.5 Three months ended Three months ended Three months ended March 31, 2019 December 31, 2018 September 30, 2018 Number of Location Number of Location Number of Location locations Total brand (%) specific (%) locations Total brand (%) specific (%) locations Total brand (%) specific (%) Allstate brand Auto 19 0.6 3.4 25 0.3 3.2 20 - 1.0 Homeowners 20 2.1 5.5 18 1.1 4.6 10 0.4 3.6 Esurance brand Auto 9 0.6 4.1 8 0.3 1.3 14 0.9 3.4 Homeowners 2 2.0 18.2 1 0.4 9.9 - - - Encompass brand Auto 3 0.5 4.5 4 0.5 2.6 7 0.6 4.6 Homeowners 4 1.4 10.8 3 1.2 8.2 11 2.7 7.8 (1) Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending December 31, 2019 are estimated to total $256 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location. (2) Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 0.9%, 0.4%, 0.9%, 0.6%, 0.2% and 0.4% for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. (3) Allstate brand auto rate changes were 2.7%, 2.2%, 1.7%, 1.4%, 1.1% and 2.0% for the trailing twelve months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively. (4) Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.2%, 0.2%, 0.8%, 2.3%, 0.2% and 0.4% for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively. (5) Allstate brand operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand operates in 43 states. Encompass operates in 40 states and the District of Columbia. (6) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written. (7) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations. The Allstate Corporation 4Q19 Supplement 15

The Allstate Corporation Allstate Brand Profitability Measures ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Net premiums written $ 8,008 $ 8,472 $ 8,262 $ 7,544 $ 7,646 $ 8,010 $ 7,807 $ 7,128 $ 32,286 $ 30,591 Net premiums earned Auto $ 5,509 $ 5,446 $ 5,404 $ 5,321 $ 5,275 $ 5,210 $ 5,131 $ 5,046 $ 21,680 $ 20,662 Homeowners 1,892 1,868 1,832 1,811 1,787 1,769 1,742 1,727 7,403 7,025 Other personal lines 449 447 440 437 432 432 432 420 1,773 1,716 Commercial lines 237 236 226 183 178 176 165 136 882 655 Total $ 8,087 $ 7,997 $ 7,902 $ 7,752 $ 7,672 $ 7,587 $ 7,470 $ 7,329 $ 31,738 $ 30,058 Other revenue Auto $ 58 $ 57 $ 57 $ 57 $ 65 $ 56 $ 56 $ 54 $ 229 $ 231 Homeowners 11 12 11 11 12 11 11 11 45 45 Other personal lines 31 37 35 28 34 36 34 28 131 132 Commercial lines 2 1 2 1 1 2 1 2 6 6 Other business lines (1) 42 46 46 38 39 47 41 41 172 168 Total $ 144 $ 153 $ 151 $ 135 $ 151 $ 152 $ 143 $ 136 $ 583 $ 582 Incurred losses Auto $ 3,712 $ 3,689 $ 3,698 $ 3,485 $ 3,520 $ 3,495 $ 3,424 $ 3,189 $ 14,584 $ 13,628 Homeowners 958 1,082 1,508 1,254 1,445 1,125 1,308 995 4,802 4,873 Other personal lines 225 277 281 292 316 305 260 257 1,075 1,138 Commercial lines 185 197 196 139 141 184 166 107 717 598 Total $ 5,080 $ 5,245 $ 5,683 $ 5,170 $ 5,422 $ 5,109 $ 5,158 $ 4,548 $ 21,178 $ 20,237 Expenses Auto $ 1,456 $ 1,385 $ 1,376 $ 1,381 $ 1,419 $ 1,380 $ 1,378 $ 1,300 $ 5,598 $ 5,477 Homeowners 459 437 414 426 449 438 408 406 1,736 1,701 Other personal lines 159 156 146 143 161 157 145 140 604 603 Commercial lines 41 39 39 38 37 36 36 37 157 146 Other business lines (1) 12 30 28 27 29 32 25 33 97 119 Total $ 2,127 $ 2,047 $ 2,003 $ 2,015 $ 2,095 $ 2,043 $ 1,992 $ 1,916 $ 8,192 $ 8,046 Underwriting income (loss) Auto $ 399 $ 429 $ 387 $ 512 $ 401 $ 391 $ 385 $ 611 $ 1,727 $ 1,788 Homeowners 486 361 (79) 142 (95) 217 37 337 910 496 Other personal lines 96 51 48 30 (11) 6 61 51 225 107 Commercial lines 13 1 (7) 7 1 (42) (36) (6) 14 (83) Other business lines 30 16 18 11 10 15 16 8 75 49 Total $ 1,024 $ 858 $ 367 $ 702 $ 306 $ 587 $ 463 $ 1,001 $ 2,951 $ 2,357 Loss ratio 62.8 65.6 71.9 66.7 70.7 67.4 69.0 62.0 66.7 67.3 Expense ratio (2) 24.5 23.7 23.5 24.2 25.3 24.9 24.8 24.3 24.0 24.9 Combined ratio 87.3 89.3 95.4 90.9 96.0 92.3 93.8 86.3 90.7 92.2 Loss ratio 62.8 65.6 71.9 66.7 70.7 67.4 69.0 62.0 66.7 67.3 Less: effect of catastrophe losses 3.4 5.6 13.0 8.3 12.3 7.8 11.2 4.5 7.5 9.0 effect of prior year non-catastrophe reserve reestimates (0.1) (1.7) (1.0) (0.6) (1.2) (0.8) (1.7) (0.8) (0.8) (1.1) Underlying loss ratio * 59.5 61.7 59.9 59.0 59.6 60.4 59.5 58.3 60.0 59.4 Reconciliation of combined ratio to underlying combined ratio Combined ratio 87.3 89.3 95.4 90.9 96.0 92.3 93.8 86.3 90.7 92.2 Effect of catastrophe losses (3.4) (5.6) (13.0) (8.3) (12.3) (7.8) (11.2) (4.5) (7.5) (9.0) Effect of prior year non-catastrophe reserve reestimates 0.1 1.7 1.0 0.6 1.2 0.8 1.7 0.8 0.8 1.1 Underlying combined ratio * 84.0 85.4 83.4 83.2 84.9 85.3 84.3 82.6 84.0 84.3 Effect of prior year reserve reestimates on combined ratio (0.2) (1.8) (1.0) - (1.5) (0.8) (1.2) (0.8) (0.7) (1.1) Effect of advertising expenses on combined ratio 2.9 2.1 1.9 1.9 2.5 2.5 2.0 1.6 2.2 2.2 (1) Other business lines primarily represent commissions earned and other costs and expenses for Ivantage. (2) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 4Q19 Supplement 16

The Allstate Corporation Allstate Brand Statistics (1) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 New Issued Applications (in thousands) (2) Auto 694 753 755 740 710 755 754 714 2,942 2,933 Homeowners 196 226 229 197 197 219 223 187 848 826 Average Premium - Gross Written ($) (3) Auto 595 589 581 578 578 572 566 564 586 570 Homeowners 1,304 1,308 1,295 1,267 1,243 1,238 1,226 1,212 1,295 1,231 Average Premium - Net Earned ($) (4) Auto 541 537 535 530 528 525 522 516 536 523 Homeowners 1,209 1,191 1,174 1,166 1,156 1,148 1,135 1,131 1,185 1,142 Annualized Average Premium ($) (5) Auto 1,080 1,071 1,065 1,057 1,050 1,047 1,036 1,029 1,063 1,028 Homeowners 1,210 1,198 1,178 1,169 1,156 1,152 1,138 1,134 1,184 1,136 Average Underlying Loss (Incurred Pure Premium) and Expense * ($) (6) Auto 1,003 991 970 953 978 963 956 920 975 942 Homeowners 739 779 732 745 712 751 716 716 746 718 Renewal Ratio (%) (7) Auto 88.1 88.6 88.8 88.8 88.5 88.7 88.5 88.3 88.6 88.5 Homeowners 88.2 88.4 88.2 88.4 88.5 88.3 87.7 87.5 88.3 88.0 Auto Property Damage (% change year-over-year) Gross claim frequency (8) (2.2) 2.0 (0.8) (1.6) (2.5) (2.7) (2.9) (2.5) (0.7) (2.6) Paid claim frequency (8) (4.0) 0.2 (1.5) (3.6) (0.6) 0.2 (3.0) (3.0) (2.2) (1.7) Paid claim severity (9) 6.0 5.1 8.8 6.1 7.4 7.7 3.7 4.7 6.5 5.9 Bodily Injury (% change year-over-year) Gross claim frequency (8) (3.2) (0.5) (2.1) (1.2) (2.5) (0.7) (2.7) (2.0) (1.8) (2.0) Homeowners Excluding Catastrophe Losses (% change year-over-year) Gross claim frequency (8) (11.2) (8.8) (2.8) (0.2) 8.7 7.0 7.1 (1.1) (5.6) 5.2 Paid claim frequency (8) (11.6) (6.4) (6.7) 1.1 9.0 8.5 5.9 (4.0) (6.0) 4.8 Paid claim severity (9) 23.2 13.2 11.7 0.5 (0.1) 3.4 5.0 14.4 11.8 5.5 (1) Statistics presented for Allstate brand exclude excess and surplus lines. (2) New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy. (3) Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. (4) Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. (5) Annualized Average Premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end. (6) Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio multiplied by the annualized average premium. (7) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners. (8) Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. (9) Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity. The Allstate Corporation 4Q19 Supplement 17

The Allstate Corporation Esurance Brand Profitability Measures and Statistics ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Net premiums written $ 489 $ 562 $ 503 $ 559 $ 477 $ 519 $ 459 $ 493 $ 2,113 $ 1,948 Net premiums earned Auto $ 500 $ 498 $ 496 $ 475 $ 466 $ 455 $ 439 $ 411 $ 1,969 $ 1,771 Homeowners 30 28 27 25 26 22 22 20 110 90 Other personal lines 2 2 2 2 2 2 2 2 8 8 Total $ 532 $ 528 $ 525 $ 502 $ 494 $ 479 $ 463 $ 433 $ 2,087 $ 1,869 Other revenue Auto $ 20 $ 23 $ 20 $ 20 $ 19 $ 21 $ 20 $ 20 $ 83 $ 80 Total $ 20 $ 23 $ 20 $ 20 $ 19 $ 21 $ 20 $ 20 $ 83 $ 80 Incurred losses Auto $ 405 $ 404 $ 387 $ 367 $ 374 $ 346 $ 334 $ 309 $ 1,563 $ 1,363 Homeowners 16 20 31 15 16 20 28 11 82 75 Other personal lines 2 - 1 2 2 - 2 1 5 5 Total $ 423 $ 424 $ 419 $ 384 $ 392 $ 366 $ 364 $ 321 $ 1,650 $ 1,443 Expenses Auto $ 160 $ 126 $ 121 $ 129 $ 123 $ 135 $ 120 $ 121 $ 536 $ 499 Homeowners 6 7 7 6 6 8 8 7 26 29 Other personal lines - - 1 - 1 1 - 1 1 3 Total $ 166 $ 133 $ 129 $ 135 $ 130 $ 144 $ 128 $ 129 $ 563 $ 531 Underwriting income (loss) Auto $ (45) $ (9) $ 8 $ (1) $ (12) $ (5) $ 5 $ 1 $ (47) $ (11) Homeowners 8 1 (11) 4 4 (6) (14) 2 2 (14) Other personal lines - 2 - - (1) 1 - - 2 - Total $ (37) $ (6) $ (3) $ 3 $ (9) $ (10) $ (9) $ 3 $ (43) $ (25) Loss ratio 79.5 80.3 79.8 76.5 79.3 76.4 78.6 74.1 79.1 77.2 Expense ratio (1) 27.5 20.8 20.8 22.9 22.5 25.7 23.3 25.2 23.0 24.1 Combined ratio 107.0 101.1 100.6 99.4 101.8 102.1 101.9 99.3 102.1 101.3 Loss ratio 79.5 80.3 79.8 76.5 79.3 76.4 78.6 74.1 79.1 77.2 Less: effect of catastrophe losses 0.8 3.0 4.8 1.2 1.2 2.9 6.2 0.7 2.4 2.8 effect of prior year non-catastrophe reserve reestimates - 0.2 (0.4) 0.6 0.6 (0.2) (0.2) - 0.1 0.1 Underlying loss ratio * 78.7 77.1 75.4 74.7 77.5 73.7 72.6 73.4 76.6 74.3 Reconciliation of combined ratio to underlying combined ratio Combined ratio 107.0 101.1 100.6 99.4 101.8 102.1 101.9 99.3 102.1 101.3 Effect of catastrophe losses (0.8) (3.0) (4.8) (1.2) (1.2) (2.9) (6.2) (0.7) (2.4) (2.8) Effect of prior year non-catastrophe reserve reestimates - (0.2) 0.4 (0.6) (0.6) 0.2 0.2 - (0.1) (0.1) Effect of amortization of purchased intangibles (0.2) - - (0.2) (0.2) (0.2) - (0.2) (0.1) (0.1) Effect of impairment of purchased intangibles (9.6) - - - - - - - (2.5) - Underlying combined ratio * 96.4 97.9 96.2 97.4 99.8 99.2 95.9 98.4 97.0 98.3 Effect of prior year reserve reestimates on combined ratio - - - 0.6 0.6 - - - 0.1 0.2 Effect of advertising expenses on combined ratio 4.7 8.0 7.4 8.2 7.5 10.6 8.6 8.1 7.0 8.7 Policies in Force (in thousands) Auto 1,515 1,543 1,548 1,548 1,488 1,463 1,432 1,399 1,515 1,488 Homeowners 105 104 101 98 95 92 88 84 105 95 Other personal lines 46 48 48 48 46 46 46 45 46 46 1,666 1,695 1,697 1,694 1,629 1,601 1,566 1,528 1,666 1,629 New Issued Applications (in thousands) Auto 119 149 145 180 153 166 156 158 593 633 Homeowners 6 9 7 7 6 9 9 8 29 32 Average Premium - Gross Written ($) Auto (6-month policy) 619 626 611 625 608 603 602 605 620 605 Homeowners (12-month policy) 1,047 1,082 1,063 1,016 974 984 977 970 1,055 982 Renewal Ratio (%) Auto 81.8 81.9 84.0 83.9 82.8 82.9 84.3 83.5 82.8 83.3 Homeowners 83.2 84.1 85.5 84.8 84.4 85.9 86.2 84.4 84.5 85.3 (1) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 4Q19 Supplement 18

The Allstate Corporation Encompass Brand Profitability Measures and Statistics ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Net premiums written $ 240 $ 278 $ 278 $ 224 $ 247 $ 271 $ 275 $ 223 $ 1,020 $ 1,016 Net premiums earned Auto $ 134 $ 136 $ 135 $ 134 $ 135 $ 133 $ 135 $ 134 $ 539 $ 537 Homeowners 100 101 99 99 101 100 100 101 399 402 Other personal lines 20 20 20 20 20 21 21 22 80 84 Total $ 254 $ 257 $ 254 $ 253 $ 256 $ 254 $ 256 $ 257 $ 1,018 $ 1,023 Other revenue Auto $ - $ 2 $ - $ 1 $ 1 $ - $ 1 $ 1 $ 3 $ 3 Homeowners 1 - 1 - - 1 1 - 2 2 Total $ 1 $ 2 $ 1 $ 1 $ 1 $ 1 $ 2 $ 1 $ 5 $ 5 Incurred losses Auto $ 88 $ 94 $ 87 $ 91 $ 99 $ 83 $ 82 $ 85 $ 360 $ 349 Homeowners 52 82 66 72 58 70 75 65 272 268 Other personal lines 15 17 14 11 18 9 8 16 57 51 Total $ 155 $ 193 $ 167 $ 174 $ 175 $ 162 $ 165 $ 166 $ 689 $ 668 Expenses Auto $ 44 $ 43 $ 42 $ 45 $ 45 $ 42 $ 45 $ 45 $ 174 $ 177 Homeowners 32 32 32 31 33 34 34 34 127 135 Other personal lines 7 6 7 6 8 6 9 7 26 30 Total $ 83 $ 81 $ 81 $ 82 $ 86 $ 82 $ 88 $ 86 $ 327 $ 342 Underwriting income (loss) Auto $ 2 $ 1 $ 6 $ (1) $ (8) $ 8 $ 9 $ 5 $ 8 $ 14 Homeowners 17 (13) 2 (4) 10 (3) (8) 2 2 1 Other personal lines (2) (3) (1) 3 (6) 6 4 (1) (3) 3 Total $ 17 $ (15) $ 7 $ (2) $ (4) $ 11 $ 5 $ 6 $ 7 $ 18 Loss ratio 61.0 75.1 65.7 68.8 68.4 63.8 64.4 64.6 67.7 65.3 Expense ratio (1) 32.3 30.7 31.5 32.0 33.2 31.9 33.6 33.1 31.6 32.9 Combined ratio 93.3 105.8 97.2 100.8 101.6 95.7 98.0 97.7 99.3 98.2 Loss ratio 61.0 75.1 65.7 68.8 68.4 63.8 64.4 64.6 67.7 65.3 Less: effect of catastrophe losses 4.7 18.3 10.2 11.9 3.9 9.1 15.6 11.3 11.3 10.0 effect of prior year non-catastrophe reserve reestimates 0.4 (0.4) (2.8) 0.4 (3.5) (2.0) (2.8) (0.8) (0.6) (2.3) Underlying loss ratio * 55.9 57.2 58.3 56.5 68.0 56.7 51.6 54.1 57.0 57.6 Reconciliation of combined ratio to underlying combined ratio Combined ratio 93.3 105.8 97.2 100.8 101.6 95.7 98.0 97.7 99.3 98.2 Effect of catastrophe losses (4.7) (18.3) (10.2) (11.9) (3.9) (9.1) (15.6) (11.3) (11.3) (10.0) Effect of prior year non-catastrophe reserve reestimates (0.4) 0.4 2.8 (0.4) 3.5 2.0 2.8 0.8 0.6 2.3 Underlying combined ratio * 88.2 87.9 89.8 88.5 101.2 88.6 85.2 87.2 88.6 90.5 Effect of prior year reserve reestimates on combined ratio - 0.4 (1.2) 2.0 (3.5) (1.2) (2.0) 2.3 0.3 (1.1) Policies in Force (in thousands) Auto 493 496 497 499 502 504 507 517 493 502 Homeowners 234 235 236 237 239 240 243 248 234 239 Other personal lines 76 77 77 78 78 80 81 83 76 78 803 808 810 814 819 824 831 848 803 819 New Issued Applications (in thousands) Auto 19 21 22 20 19 21 19 17 82 76 Homeowners 9 12 12 9 9 10 10 8 42 37 Average Premium - Gross Written ($) Auto (12-month policy) 1,134 1,137 1,130 1,134 1,136 1,115 1,104 1,116 1,134 1,118 Homeowners (12-month policy) 1,823 1,807 1,782 1,768 1,766 1,730 1,701 1,698 1,795 1,724 Renewal Ratio (%) Auto 77.8 78.9 78.1 77.7 77.5 76.4 73.3 72.5 78.1 74.9 Homeowners 82.1 83.0 82.5 82.1 81.8 80.9 78.9 78.3 82.5 80.0 (1) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 4Q19 Supplement 19

The Allstate Corporation Auto Profitability Measures by Brand ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Allstate brand auto Net premiums written $ 5,470 $ 5,599 $ 5,472 $ 5,395 $ 5,272 $ 5,357 $ 5,211 $ 5,151 $ 21,936 $ 20,991 Net premiums earned $ 5,509 $ 5,446 $ 5,404 $ 5,321 $ 5,275 $ 5,210 $ 5,131 $ 5,046 $ 21,680 $ 20,662 Other revenue 58 57 57 57 65 56 56 54 229 231 Incurred losses (3,712) (3,689) (3,698) (3,485) (3,520) (3,495) (3,424) (3,189) (14,584) (13,628) Expenses (1,456) (1,385) (1,376) (1,381) (1,419) (1,380) (1,378) (1,300) (5,598) (5,477) Underwriting income $ 399 $ 429 $ 387 $ 512 $ 401 $ 391 $ 385 $ 611 $ 1,727 $ 1,788 Loss ratio 67.4 67.7 68.4 65.5 66.7 67.1 66.7 63.2 67.3 65.9 Less: effect of catastrophe losses - 2.4 3.3 1.3 1.0 2.2 3.1 - 1.7 1.6 effect of prior year non-catastrophe reserve reestimates - (2.8) (1.6) (1.1) (1.7) (1.7) (2.9) (1.5) (1.4) (2.0) Underlying loss ratio * 67.4 68.1 66.7 65.3 67.4 66.6 66.5 64.7 67.0 66.3 Expense ratio (1) 25.4 24.4 24.4 24.9 25.7 25.4 25.8 24.7 24.7 25.4 Combined ratio 92.8 92.1 92.8 90.4 92.4 92.5 92.5 87.9 92.0 91.3 Effect of catastrophe losses - (2.4) (3.3) (1.3) (1.0) (2.2) (3.1) - (1.7) (1.6) Effect of prior year non-catastrophe reserve reestimates - 2.8 1.6 1.1 1.7 1.7 2.9 1.5 1.4 2.0 Underlying combined ratio * 92.8 92.5 91.1 90.2 93.1 92.0 92.3 89.4 91.7 91.7 Esurance brand auto Net premiums written $ 460 $ 525 $ 469 $ 532 $ 452 $ 487 $ 430 $ 470 $ 1,986 $ 1,839 Net premiums earned $ 500 $ 498 $ 496 $ 475 $ 466 $ 455 $ 439 $ 411 $ 1,969 $ 1,771 Other revenue 20 23 20 20 19 21 20 20 83 80 Incurred losses (405) (404) (387) (367) (374) (346) (334) (309) (1,563) (1,363) Expenses (160) (126) (121) (129) (123) (135) (120) (121) (536) (499) Underwriting (loss) income $ (45) $ (9) $ 8 $ (1) $ (12) $ (5) $ 5 $ 1 $ (47) $ (11) Loss ratio 81.0 81.1 78.0 77.3 80.3 76.0 76.1 75.2 79.4 77.0 Less: effect of catastrophe losses 0.4 1.8 2.0 0.6 0.4 1.8 3.4 0.5 1.2 1.5 effect of prior year non-catastrophe reserve reestimates (0.2) 0.2 (0.4) 0.9 0.4 - (0.2) 0.3 0.1 0.1 Underlying loss ratio * 80.8 79.1 76.4 75.8 79.5 74.2 72.9 74.4 78.1 75.4 Expense ratio (1) 28.0 20.7 20.4 22.9 22.3 25.1 22.8 24.6 23.0 23.6 Combined ratio 109.0 101.8 98.4 100.2 102.6 101.1 98.9 99.8 102.4 100.6 Effect of catastrophe losses (0.4) (1.8) (2.0) (0.6) (0.4) (1.8) (3.4) (0.5) (1.2) (1.5) Effect of prior year non-catastrophe reserve reestimates 0.2 (0.2) 0.4 (0.9) (0.4) - 0.2 (0.3) (0.1) (0.1) Effect of amortization of purchased intangibles (0.2) - - (0.2) (0.3) (0.2) - (0.2) (0.1) (0.2) Effect of impairment of purchased intangibles (10.2) - - - - - - - (2.6) - Underlying combined ratio * 98.4 99.8 96.8 98.5 101.5 99.1 95.7 98.8 98.4 98.8 Encompass brand auto Net premiums written $ 127 $ 147 $ 146 $ 120 $ 130 $ 143 $ 146 $ 118 $ 540 $ 537 Net premiums earned $ 134 $ 136 $ 135 $ 134 $ 135 $ 133 $ 135 $ 134 $ 539 $ 537 Other revenue - 2 - 1 1 - 1 1 3 3 Incurred losses (88) (94) (87) (91) (99) (83) (82) (85) (360) (349) Expenses (44) (43) (42) (45) (45) (42) (45) (45) (174) (177) Underwriting income (loss) $ 2 $ 1 $ 6 $ (1) $ (8) $ 8 $ 9 $ 5 $ 8 $ 14 Loss ratio 65.7 69.1 64.5 67.9 73.3 62.4 60.7 63.4 66.8 65.0 Less: effect of catastrophe losses - 2.9 2.2 2.2 (0.7) 1.5 3.0 0.8 1.9 1.1 effect of prior year non-catastrophe reserve reestimates - (0.7) (6.6) - (5.3) (0.7) (0.8) - (1.9) (1.7) Underlying loss ratio * 65.7 66.9 68.9 65.7 79.3 61.6 58.5 62.6 66.8 65.6 Expense ratio (1) 32.8 30.2 31.1 32.8 32.6 31.6 32.6 32.9 31.7 32.4 Combined ratio 98.5 99.3 95.6 100.7 105.9 94.0 93.3 96.3 98.5 97.4 Effect of catastrophe losses - (2.9) (2.2) (2.2) 0.7 (1.5) (3.0) (0.8) (1.9) (1.1) Effect of prior year non-catastrophe reserve reestimates - 0.7 6.6 - 5.3 0.7 0.8 - 1.9 1.7 Underlying combined ratio * 98.5 97.1 100.0 98.5 111.9 93.2 91.1 95.5 98.5 98.0 (1) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 4Q19 Supplement 20

The Allstate Corporation Homeowners Profitability Measures by Brand ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Allstate brand homeowners Net premiums written $ 1,861 $ 2,143 $ 2,076 $ 1,565 $ 1,777 $ 2,008 $ 1,949 $ 1,465 $ 7,645 $ 7,199 Net premiums earned $ 1,892 $ 1,868 $ 1,832 $ 1,811 $ 1,787 $ 1,769 $ 1,742 $ 1,727 $ 7,403 $ 7,025 Other revenue 11 12 11 11 12 11 11 11 45 45 Incurred losses (958) (1,082) (1,508) (1,254) (1,445) (1,125) (1,308) (995) (4,802) (4,873) Expenses (459) (437) (414) (426) (449) (438) (408) (406) (1,736) (1,701) Underwriting income (loss) $ 486 $ 361 $ (79) $ 142 $ (95) $ 217 $ 37 $ 337 $ 910 $ 496 Loss ratio 50.6 57.9 82.3 69.3 80.9 63.6 75.1 57.6 64.9 69.3 Less: effect of catastrophe losses 13.4 15.7 42.6 28.2 44.6 23.6 36.0 17.4 24.8 30.5 effect of prior year non-catastrophe reserve reestimates (0.2) - (0.4) 0.3 (0.9) (1.1) (1.0) - (0.1) (0.8) Underlying loss ratio * 37.4 42.2 40.1 40.8 37.2 41.1 40.1 40.2 40.2 39.6 Expense ratio (1) 23.7 22.8 22.0 22.9 24.4 24.1 22.8 22.9 22.8 23.6 Combined ratio 74.3 80.7 104.3 92.2 105.3 87.7 97.9 80.5 87.7 92.9 Effect of catastrophe losses (13.4) (15.7) (42.6) (28.2) (44.6) (23.6) (36.0) (17.4) (24.8) (30.5) Effect of prior year non-catastrophe reserve reestimates 0.2 - 0.4 (0.3) 0.9 1.1 1.0 - 0.1 0.8 Underlying combined ratio * 61.1 65.0 62.1 63.7 61.6 65.2 62.9 63.1 63.0 63.2 Esurance brand homeowners Net premiums written $ 27 $ 35 $ 32 $ 25 $ 23 $ 30 $ 27 $ 21 $ 119 $ 101 Net premiums earned $ 30 $ 28 $ 27 $ 25 $ 26 $ 22 $ 22 $ 20 $ 110 $ 90 Incurred losses (16) (20) (31) (15) (16) (20) (28) (11) (82) (75) Expenses (6) (7) (7) (6) (6) (8) (8) (7) (26) (29) Underwriting income (loss) $ 8 $ 1 $ (11) $ 4 $ 4 $ (6) $ (14) $ 2 $ 2 $ (14) Loss ratio 53.3 71.4 114.8 60.0 61.5 90.9 127.3 55.0 74.6 83.4 Less: effect of catastrophe losses 6.7 25.0 55.5 12.0 15.4 27.3 63.6 5.0 24.6 27.8 effect of prior year non-catastrophe reserve reestimates 3.3 - - (4.0) 3.8 - - (5.0) - - Underlying loss ratio * 43.3 46.4 59.3 52.0 42.3 63.6 63.7 55.0 50.0 55.6 Expense ratio (1) 20.0 25.0 25.9 24.0 23.1 36.4 36.3 35.0 23.6 32.2 Combined ratio 73.3 96.4 140.7 84.0 84.6 127.3 163.6 90.0 98.2 115.6 Effect of catastrophe losses (6.7) (25.0) (55.5) (12.0) (15.4) (27.3) (63.6) (5.0) (24.6) (27.8) Effect of prior year non-catastrophe reserve reestimates (3.3) - - 4.0 (3.8) - - 5.0 - - Underlying combined ratio * 63.3 71.4 85.2 76.0 65.4 100.0 100.0 90.0 73.6 87.8 Encompass brand homeowners Net premiums written $ 94 $ 110 $ 111 $ 86 $ 98 $ 106 $ 108 $ 86 $ 401 $ 398 Net premiums earned $ 100 $ 101 $ 99 $ 99 $ 101 $ 100 $ 100 $ 101 $ 399 $ 402 Other revenue 1 - 1 - - 1 1 - 2 2 Incurred losses (52) (82) (66) (72) (58) (70) (75) (65) (272) (268) Expenses (32) (32) (32) (31) (33) (34) (34) (34) (127) (135) Underwriting income (loss) $ 17 $ (13) $ 2 $ (4) $ 10 $ (3) $ (8) $ 2 $ 2 $ 1 Loss ratio 52.0 81.2 66.7 72.7 57.4 70.0 75.0 64.3 68.2 66.7 Less: effect of catastrophe losses 12.0 40.6 22.2 25.3 8.9 20.0 34.0 25.7 25.1 22.1 effect of prior year non-catastrophe reserve reestimates 1.0 - - 4.0 2.0 - - (1.0) 1.2 0.3 Underlying loss ratio * 39.0 40.6 44.5 43.4 46.5 50.0 41.0 39.6 41.9 44.3 Expense ratio (1) 31.0 31.7 31.3 31.3 32.7 33.0 33.0 33.7 31.3 33.1 Combined ratio 83.0 112.9 98.0 104.0 90.1 103.0 108.0 98.0 99.5 99.8 Effect of catastrophe losses (12.0) (40.6) (22.2) (25.3) (8.9) (20.0) (34.0) (25.7) (25.1) (22.1) Effect of prior year non-catastrophe reserve reestimates (1.0) - - (4.0) (2.0) - - 1.0 (1.2) (0.3) Underlying combined ratio * 70.0 72.3 75.8 74.7 79.2 83.0 74.0 73.3 73.2 77.4 (1) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 4Q19 Supplement 21

The Allstate Corporation Other Personal Lines Profitability Measures by Brand (1) ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Allstate brand other personal lines Net premiums written $ 434 $ 492 $ 478 $ 399 $ 420 $ 472 $ 475 $ 375 $ 1,803 $ 1,742 Net premiums earned $ 449 $ 447 $ 440 $ 437 $ 432 $ 432 $ 432 $ 420 $ 1,773 $ 1,716 Other revenue 31 37 35 28 34 36 34 28 131 132 Incurred losses (225) (277) (281) (292) (316) (305) (260) (257) (1,075) (1,138) Expenses (159) (156) (146) (143) (161) (157) (145) (140) (604) (603) Underwriting income (loss) $ 96 $ 51 $ 48 $ 30 $ (11) $ 6 $ 61 $ 51 $ 225 $ 107 Loss ratio 50.1 62.0 63.9 66.8 73.1 70.6 60.2 61.2 60.6 66.3 Less: effect of catastrophe losses 4.2 5.1 13.0 14.6 20.1 11.8 10.7 6.5 9.2 12.3 effect of prior year non-catastrophe reserve reestimates (1.1) 2.5 0.4 0.2 2.5 1.8 (1.4) (0.7) 0.5 0.6 Underlying loss ratio * 47.0 54.4 50.5 52.0 50.5 57.0 50.9 55.4 50.9 53.4 Expense ratio (2) 28.5 26.6 25.2 26.3 29.4 28.0 25.7 26.7 26.7 27.5 Combined ratio 78.6 88.6 89.1 93.1 102.5 98.6 85.9 87.9 87.3 93.8 Effect of catastrophe losses (4.2) (5.1) (13.0) (14.6) (20.1) (11.8) (10.7) (6.5) (9.2) (12.3) Effect of prior year non-catastrophe reserve reestimates 1.1 (2.5) (0.4) (0.2) (2.5) (1.8) 1.4 0.7 (0.5) (0.6) Underlying combined ratio * 75.5 81.0 75.7 78.3 79.9 85.0 76.6 82.1 77.6 80.9 Esurance brand other personal lines Net premiums written $ 2 $ 2 $ 2 $ 2 $ 2 $ 2 $ 2 $ 2 $ 8 $ 8 Net premiums earned $ 2 $ 2 $ 2 $ 2 $ 2 $ 2 $ 2 $ 2 $ 8 $ 8 Incurred losses (2) - (1) (2) (2) - (2) (1) (5) (5) Expenses - - (1) - (1) (1) - (1) (1) (3) Underwriting income (loss) $ - $ 2 $ - $ - $ (1) $ 1 $ - $ - $ 2 $ - Encompass brand other personal lines Net premiums written $ 19 $ 21 $ 21 $ 18 $ 19 $ 22 $ 21 $ 19 $ 79 $ 81 Net premiums earned $ 20 $ 20 $ 20 $ 20 $ 20 $ 21 $ 21 $ 22 $ 80 $ 84 Incurred losses (15) (17) (14) (11) (18) (9) (8) (16) (57) (51) Expenses (7) (6) (7) (6) (8) (6) (9) (7) (26) (30) Underwriting (loss) income $ (2) $ (3) $ (1) $ 3 $ (6) $ 6 $ 4 $ (1) $ (3) $ 3 Loss ratio 75.0 85.0 70.0 55.0 90.0 42.8 38.1 72.7 71.3 60.7 Less: effect of catastrophe losses - 10.0 5.0 10.0 10.0 4.8 9.5 9.1 6.3 8.3 effect of prior year non-catastrophe reserve reestimates - - 10.0 (15.0) (20.0) (19.1) (28.5) (4.6) (1.3) (17.9) Underlying loss ratio * 75.0 75.0 55.0 60.0 100.0 57.1 57.1 68.2 66.3 70.3 Expense ratio (2) 35.0 30.0 35.0 30.0 40.0 28.6 42.9 31.8 32.5 35.7 Combined ratio 110.0 115.0 105.0 85.0 130.0 71.4 81.0 104.5 103.8 96.4 Effect of catastrophe losses - (10.0) (5.0) (10.0) (10.0) (4.8) (9.5) (9.1) (6.3) (8.3) Effect of prior year non-catastrophe reserve reestimates - - (10.0) 15.0 20.0 19.1 28.5 4.6 1.3 17.9 Underlying combined ratio * 110.0 105.0 90.0 90.0 140.0 85.7 100.0 100.0 98.8 106.0 (1) Other personal lines include renters, condominium, landlord and other personal lines products in Allstate Protection. (2) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 4Q19 Supplement 22

The Allstate Corporation Commercial Lines Profitability Measures (1) ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Net premiums written $ 243 $ 238 $ 236 $ 185 $ 177 $ 173 $ 172 $ 137 $ 902 $ 659 Net premiums earned $ 237 $ 236 $ 226 $ 183 $ 178 $ 176 $ 165 $ 136 $ 882 $ 655 Other revenue 2 1 2 1 1 2 1 2 6 6 Incurred losses (2) (185) (197) (196) (139) (141) (184) (166) (107) (717) (598) Expenses (41) (39) (39) (38) (37) (36) (36) (37) (157) (146) Underwriting income (loss) $ 13 $ 1 $ (7) $ 7 $ 1 $ (42) $ (36) $ (6) $ 14 $ (83) Loss ratio 78.1 83.5 86.7 76.0 79.2 104.6 100.6 78.7 81.3 91.3 Expense ratio (3) 16.4 16.1 16.4 20.2 20.2 19.3 21.2 25.7 17.1 21.4 Combined ratio 94.5 99.6 103.1 96.2 99.4 123.9 121.8 104.4 98.4 112.7 Reconciliation of combined ratio to underlying combined ratio Combined ratio 94.5 99.6 103.1 96.2 99.4 123.9 121.8 104.4 98.4 112.7 Effect of catastrophe losses (2.1) (0.9) (1.8) (0.5) (5.1) (3.4) (2.4) (2.2) (1.4) (3.4) Effect of prior year non-catastrophe reserve reestimates - (0.4) (5.3) (2.8) (0.5) (23.9) (26.7) (15.4) (2.0) (16.5) Underlying combined ratio * 92.4 98.3 96.0 92.9 93.8 96.6 92.7 86.8 95.0 92.8 Effect of prior year reserve reestimates on combined ratio - - 5.7 2.2 0.5 23.9 27.3 14.7 1.9 16.5 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio - (0.4) 0.4 (0.6) - - 0.6 (0.7) (0.1) - (1) Commercial lines are all Allstate brand products and includes our shared economy business. (2) Recorded losses related to the shared economy agreements are primarily based on original pricing expectations given limited loss experience. (3) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 4Q19 Supplement 23

The Allstate Corporation Discontinued Lines and Coverages Reserves ($ in millions) Three months ended Twelve months ended December 31, Dec. 31, Sept. 30, June 30, March 31, (net of reinsurance) 2019 2019 2019 2019 2019 2018 2017 2016 2015 Asbestos Beginning reserves $ 840 $ 826 $ 847 $ 866 $ 866 $ 884 $ 912 $ 960 $ 1,014 Incurred claims and claims expense - 28 - - 28 44 61 67 39 Claims and claims expense paid (30) (14) (21) (19) (84) (62) (89) (115) (93) Ending reserves $ 810 $ 840 $ 826 $ 847 $ 810 $ 866 $ 884 $ 912 $ 960 Claims and claims expense paid as a percent of ending reserves 3.7% 1.7% 2.5% 2.2% 10.4% 7.2% 10.1% 12.6% 9.7 % Environmental Beginning reserves $ 188 $ 155 $ 167 $ 170 $ 170 $ 166 $ 179 $ 179 $ 203 Incurred claims and claims expense - 36 - - 36 20 10 23 1 Claims and claims expense paid (9) (3) (12) (3) (27) (16) (23) (23) (25) Ending reserves $ 179 $ 188 $ 155 $ 167 $ 179 $ 170 $ 166 $ 179 $ 179 Claims and claims expense paid as a percent of ending reserves 5.0% 1.6% 7.7% 1.8% 15.1% 9.4% 13.9% 12.8% 14.0 % Other (1) Beginning reserves $ 378 $ 350 $ 350 $ 355 $ 355 $ 357 $ 354 $ 377 $ 395 Incurred claims and claims expense 2 34 3 2 41 23 25 15 13 Claims and claims expense paid (4) (6) (3) (7) (20) (25) (22) (38) (31) Ending reserves $ 376 $ 378 $ 350 $ 350 $ 376 $ 355 $ 357 $ 354 $ 377 Claims and claims expense paid as a percent of ending reserves 1.1% 1.6% 0.9% 2.0% 5.3% 7.0% 6.2% 10.7% 8.2 % Total (2) Beginning reserves $ 1,406 $ 1,331 $ 1,364 $ 1,391 $ 1,391 $ 1,407 $ 1,445 $ 1,516 $ 1,612 Incurred claims and claims expense 2 98 3 2 105 87 96 105 53 Claims and claims expense paid (43) (23) (36) (29) (131) (103) (134) (176) (149) Ending reserves $ 1,365 $ 1,406 $ 1,331 $ 1,364 $ 1,365 $ 1,391 $ 1,407 $ 1,445 $ 1,516 Claims and claims expense paid as a percent of ending reserves 3.2% 1.6% 2.7% 2.1% 9.6% 7.4% 9.5% 12.2% 9.8% (1) Other includes other mass torts, workers' compensation, commercial and other. (2) The 3-year survival ratio for the combined asbestos, environmental and other claims was 11.1, 10.1, 9.2, 9.2 and 10.6 for the twelve months ended 2019, 2018, 2017, 2016 and 2015, respectively, and is calculated by taking the ending reserves divided by net payments made during the year. The Allstate Corporation 4Q19 Supplement 24

The Allstate Corporation Service Businesses Segment Results (1) ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Service Businesses Net premiums written $ 453 $ 364 $ 350 $ 368 $ 489 $ 358 $ 297 $ 287 $ 1,535 $ 1,431 Net premiums earned $ 321 $ 312 $ 305 $ 295 $ 285 $ 275 $ 271 $ 267 $ 1,233 $ 1,098 Other revenue 46 47 48 47 34 16 16 16 188 82 Intersegment insurance premiums and service fees 44 44 33 33 33 31 29 29 154 122 Net investment income 12 11 10 9 9 7 6 5 42 27 Realized capital gains and losses 11 4 9 8 (5) - (2) (4) 32 (11) Claims and claims expense (92) (93) (86) (92) (78) (90) (89) (93) (363) (350) Amortization of deferred policy acquisition costs (143) (139) (134) (127) (122) (118) (113) (110) (543) (463) Operating costs and expenses (181) (171) (158) (151) (148) (124) (116) (117) (661) (505) Restructuring and related charges - (1) 1 - (3) - - (1) - (4) Amortization of purchased intangibles (29) (31) (31) (31) (33) (20) (20) (21) (122) (94) Impairment of purchased intangibles - - (55) - - - - - (55) - Income tax (expense) benefit (1) 4 12 3 6 3 3 7 18 19 Net loss applicable to common shareholders $ (12) $ (13) $ (46) $ (6) $ (22) $ (20) $ (15) $ (22) $ (77) $ (79) Realized capital gains and losses, after-tax (8) (4) (6) (7) 4 1 1 3 (25) 9 Amortization of purchased intangibles, after-tax 23 25 25 24 26 16 16 16 97 74 Impairment of purchased intangibles, after-tax - - 43 - - - - - 43 - Tax Legislation expense - - - - - 4 - - - 4 Adjusted net income (loss) $ 3 $ 8 $ 16 $ 11 $ 8 $ 1 $ 2 $ (3) $ 38 $ 8 Allstate Dealer Services Net premiums written $ 123 $ 126 $ 120 $ 99 $ 105 $ 99 $ 103 $ 92 $ 468 $ 399 Total revenue (2) $ 121 $ 115 $ 114 $ 107 $ 105 $ 102 $ 100 $ 96 $ 457 $ 403 Claims and claims expense (12) (12) (12) (11) (10) (15) (14) (17) (47) (56) Other costs and expenses (3) (95) (93) (90) (88) (89) (85) (81) (78) (366) (333) Income tax (expense) benefit (3) (2) (3) (1) (1) - (2) 1 (9) (2) Net income applicable to common shareholders $ 11 $ 8 $ 9 $ 7 $ 5 $ 2 $ 3 $ 2 $ 35 $ 12 Realized capital gains and losses, after-tax (4) (2) (2) (1) - 1 1 1 (9) 3 Adjusted net income $ 7 $ 6 $ 7 $ 6 $ 5 $ 3 $ 4 $ 3 $ 26 $ 15 Arity Other revenue $ - $ 1 $ 1 $ - $ - $ - $ - $ - $ 2 $ - Intersegment service fees 35 34 24 24 24 22 21 21 117 88 Other costs and expenses (3) (39) (36) (26) (27) (26) (26) (25) (25) (128) (102) Income tax benefit 1 - - 1 1 - 1 1 2 3 Net loss applicable to common shareholders $ (3) $ (1) $ (1) $ (2) $ (1) $ (4) $ (3) $ (3) $ (7) $ (11) Adjusted net loss $ (3) $ (1) $ (1) $ (2) $ (1) $ (4) $ (3) $ (3) $ (7) $ (11) Allstate Identity Protection Other revenue $ 24 $ 22 $ 23 $ 24 $ 16 $ - $ - $ - $ 93 $ 16 Intersegment service fees - 1 - - - - - - 1 - Other costs and expenses (3)(4) (48) (47) (44) (38) (27) - - - (177) (27) Income tax benefit 3 6 5 3 2 - - - 17 2 Net loss applicable to common shareholders $ (21) $ (18) $ (16) $ (11) $ (9) $ - $ - $ - $ (66) $ (9) Amortization of purchased intangibles, after-tax 9 11 10 10 10 - - - 40 10 Adjusted net (loss) income $ (12) $ (7) $ (6) $ (1) $ 1 $ - $ - $ - $ (26) $ 1 Allstate Roadside Services Net premiums written $ 52 $ 57 $ 63 $ 63 $ 61 $ 65 $ 68 $ 65 $ 235 $ 259 Total revenue (2) $ 65 $ 68 $ 73 $ 73 $ 74 $ 77 $ 77 $ 74 $ 279 $ 302 Claims and claims expense (31) (35) (37) (38) (36) (38) (36) (35) (141) (145) Other costs and expenses (3) (35) (39) (40) (43) (47) (46) (46) (45) (157) (184) Income tax benefit - 1 1 2 2 2 1 1 4 6 Net loss applicable to common shareholders $ (1) $ (5) $ (3) $ (6) $ (7) $ (5) $ (4) $ (5) $ (15) $ (21) Realized capital gains and losses, after-tax - - - - 1 - - - - 1 Adjusted net loss $ (1) $ (5) $ (3) $ (6) $ (6) $ (5) $ (4) $ (5) $ (15) $ (20) (1) Service Businesses results also include Allstate Protection Plans (formerly known as SquareTrade); results are on the next page. (2) Total revenue may include net premiums earned, intersegment insurance premiums and service fees, other revenue, net investment income and realized capital gains and losses. (3) Other costs and expenses may include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges. (4) Includes investments in growing the business and integration into Allstate. The Allstate Corporation 4Q19 Supplement 25

The Allstate Corporation Allstate Protection Plans Results As of or for the ($ in millions) As of or for the three months ended twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Net premiums written $ 278 $ 181 $ 167 $ 206 $ 323 $ 194 $ 126 $ 130 $ 832 $ 773 Net premiums earned $ 172 $ 163 $ 153 $ 145 $ 134 $ 125 $ 121 $ 123 $ 633 $ 503 Other revenue (1) 6 7 7 8 3 - - - 28 3 Net investment income 6 5 4 4 4 2 2 1 19 9 Realized capital gains and losses 5 2 6 7 (4) 1 (1) (2) 20 (6) Claims and claims expense (49) (46) (37) (43) (32) (37) (39) (41) (175) (149) Amortization of deferred policy acquisition costs (62) (60) (56) (53) (50) (47) (45) (45) (231) (187) Other costs and expenses (56) (49) (48) (42) (47) (38) (32) (35) (195) (152) Amortization of purchased intangibles (18) (18) (18) (18) (20) (20) (20) (21) (72) (81) Impairment of purchased intangibles - - (55) - - - - - (55) - Income tax (expense) benefit (2) (1) 9 (2) 2 1 3 4 4 10 Net income (loss) applicable to common shareholders $ 2 $ 3 $ (35) $ 6 $ (10) $ (13) $ (11) $ (16) $ (24) $ (50) Realized capital gains and losses, after-tax (4) (2) (4) (6) 3 - - 2 (16) 5 Amortization of purchased intangibles, after-tax 14 14 15 14 16 16 16 16 57 64 Impairment of purchased intangibles, after-tax - - 43 - - - - - 43 - Tax Legislation expense - - - - - 4 - - - 4 Adjusted net income $ 12 $ 15 $ 19 $ 14 $ 9 $ 7 $ 5 $ 2 $ 60 $ 23 Protection Plans in Force (in thousands) (2) 99,632 89,783 83,968 77,866 68,588 52,151 44,459 41,806 99,632 68,588 New Issued Protection Plans (in thousands) 16,515 10,086 9,754 13,500 22,110 11,120 5,319 5,564 49,855 44,113 (1) Other revenue relates to the acquisition of PlumChoice and iCracked Inc. (2) Protection plan terms generally range between one and five years with an average term of three years. The Allstate Corporation 4Q19 Supplement 26

The Allstate Corporation Allstate Life Segment Results and Other Statistics As of or for the ($ in millions) As of or for the three months ended twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Premiums $ 166 $ 155 $ 157 $ 154 $ 158 $ 149 $ 149 $ 146 $ 632 $ 602 Contract charges 176 176 176 183 182 173 177 181 711 713 Other revenue (1) 34 31 33 27 35 30 28 26 125 119 Net investment income 134 128 125 127 125 128 130 122 514 505 Contract benefits (223) (202) (216) (214) (216) (193) (195) (205) (855) (809) Interest credited to contractholder funds (73) (73) (70) (72) (72) (72) (71) (70) (288) (285) Amortization of deferred policy acquisition costs (29) (85) (27) (26) (24) (36) (31) (31) (167) (122) Operating costs and expenses (95) (77) (91) (91) (104) (88) (86) (83) (354) (361) Restructuring and related charges (1) - (1) - - (1) (2) - (2) (3) Income tax expense on operations (13) (9) (18) (15) (15) (15) (19) (15) (55) (64) Adjusted net income 76 44 68 73 69 75 80 71 261 295 Realized capital gains and losses, after-tax - 4 - (4) (4) (3) (2) (2) - (11) Valuation changes on embedded derivatives not hedged, after-tax - (9) - - - - - - (9) - DAC and DSI amortization related to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax (3) 1 (1) (2) (2) (1) (3) (2) (5) (8) Tax Legislation expense - - - - - (16) - - - (16) Net income applicable to common shareholders $ 73 $ 40 $ 67 $ 67 $ 63 $ 55 $ 75 $ 67 $ 247 $ 260 Premiums and Contract Charges by Product Traditional life insurance premiums $ 165 $ 155 $ 156 $ 154 $ 157 $ 149 $ 148 $ 146 $ 630 $ 600 Accident and health insurance premiums 1 - 1 - 1 - 1 - 2 2 Interest-sensitive life insurance contract charges 176 176 176 183 182 173 177 181 711 713 Total $ 342 $ 331 $ 333 $ 337 $ 340 $ 322 $ 326 $ 327 $ 1,343 $ 1,315 Benefit spread Premiums $ 166 $ 155 $ 157 $ 154 $ 158 $ 149 $ 149 $ 146 $ 632 $ 602 Cost of insurance contract charges 124 123 123 129 127 119 121 126 499 493 Contract benefits (223) (202) (216) (214) (216) (193) (195) (205) (855) (809) Total benefit spread $ 67 $ 76 $ 64 $ 69 $ 69 $ 75 $ 75 $ 67 $ 276 $ 286 Investment spread Net investment income $ 134 $ 128 $ 125 $ 127 $ 125 $ 128 $ 130 $ 122 $ 514 $ 505 Interest credited to contractholder funds (72) (85) (70) (72) (72) (72) (71) (70) (299) (285) Total investment spread $ 62 $ 43 $ 55 $ 55 $ 53 $ 56 $ 59 $ 52 $ 215 $ 220 Proprietary Life Issued Policies (2) 34,927 31,031 33,105 28,425 46,421 35,454 37,021 30,479 127,488 149,375 Policies in Force (in thousands) (3) Life insurance Allstate agencies 1,816 1,818 1,822 1,823 1,831 1,820 1,819 1,816 1,816 1,831 Closed channels 105 106 109 111 112 115 117 119 105 112 Accident and health insurance 2 2 2 2 2 2 2 2 2 2 Total 1,923 1,926 1,933 1,936 1,945 1,937 1,938 1,937 1,923 1,945 (1) Includes gross dealer concessions received in connection with Allstate exclusive agencies and exclusive financial specialist's sales of non-proprietary products, including mutual funds, fixed and variable annuities, disability insurance and long-term care insurance. (2) Policies issued during the period. (3) Reflect the number of contracts in force. The Allstate Corporation 4Q19 Supplement 27

The Allstate Corporation Allstate Life Return on Equity ($ in millions) Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2019 2019 2019 2018 2018 2018 2018 Return on Equity Numerator: Net income applicable to common shareholders (1)(2) $ 247 $ 237 $ 252 $ 260 $ 260 $ 591 $ 611 $ 598 Denominator: Beginning equity $ 2,474 $ 2,528 $ 2,587 $ 2,542 $ 2,618 Ending equity (3) 2,944 2,863 2,744 2,657 2,474 $ 2,528 $ 2,587 $ 2,542 Average equity (4) $ 2,709 $ 2,696 $ 2,666 $ 2,600 $ 2,546 Return on equity 9.1% 8.8% 9.5% 10.0% 10.2% 23.4% 23.6% 23.5 % Adjusted Net Income Return on Adjusted Equity Numerator: Adjusted net income (1) $ 261 $ 254 $ 285 $ 297 $ 295 $ 284 $ 285 $ 270 Denominator: Beginning equity $ 2,474 $ 2,528 $ 2,587 $ 2,542 $ 2,618 Less: Unrealized net capital gains and losses 52 75 89 142 234 Goodwill 175 175 175 175 175 Adjusted beginning equity $ 2,247 $ 2,278 $ 2,323 $ 2,225 $ 2,209 Ending equity $ 2,944 $ 2,863 $ 2,744 $ 2,657 $ 2,474 $ 2,528 $ 2,587 $ 2,542 Less: Unrealized net capital gains and losses 328 350 271 168 52 75 89 142 Goodwill 175 175 175 175 175 175 175 175 Adjusted ending equity $ 2,441 $ 2,338 $ 2,298 $ 2,314 $ 2,247 $ 2,278 $ 2,323 $ 2,225 Average adjusted equity (4) $ 2,344 $ 2,308 $ 2,311 $ 2,270 $ 2,228 Adjusted net income return on adjusted equity * 11.1% 11.0% 12.3% 13.1% 13.2% 12.5% 12.3% 12.1% (1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. (2) Includes a $16 million Tax Legislation expense for the periods ended June 30, 2019, March 31, 2019 and December 31, 2018, a $322 million benefit for the period ended September 30, 2018, and a $338 million benefit for the periods ended June 30, 2018 and March 31, 2018. (3) For the periods ended September 30, 2018, June 30, 2018 and March 31, 2018, ending equity has been used due to the changes in reportable segments that were effective October 2017. (4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points. The Allstate Corporation 4Q19 Supplement 28

The Allstate Corporation Allstate Benefits Segment Results and Other Statistics As of or for the ($ in millions) As of or for the three months ended twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Premiums $ 254 $ 262 $ 256 $ 259 $ 253 $ 259 $ 254 $ 258 $ 1,031 $ 1,024 Contract charges 28 29 28 29 28 26 29 28 114 111 Net investment income 22 21 21 19 20 19 19 19 83 77 Contract benefits (152) (161) (143) (145) (144) (159) (143) (149) (601) (595) Interest credited to contractholder funds (8) (9) (8) (9) (10) (8) (9) (8) (34) (35) Amortization of deferred policy acquisition costs (50) (33) (35) (43) (43) (26) (36) (41) (161) (146) Operating costs and expenses (74) (69) (71) (71) (71) (68) (69) (70) (285) (278) Income tax expense on operations (4) (9) (11) (8) (7) (10) (9) (8) (32) (34) Adjusted net income 16 31 37 31 26 33 36 29 115 124 Realized capital gains and losses, after-tax 2 2 2 3 (7) 2 - (2) 9 (7) DAC and DSI amortization relating to realized capital gains and losses, after-tax - - - - 1 - - - - 1 Net income applicable to common shareholders $ 18 $ 33 $ 39 $ 34 $ 20 $ 35 $ 36 $ 27 $ 124 $ 118 Benefit ratio (1) 53.9 55.3 50.4 50.3 51.2 55.8 50.5 52.1 52.5 52.4 Operating expense ratio (2) 26.2 23.7 25.0 24.7 25.3 23.9 24.4 24.5 24.9 24.5 Premiums and Contract Charges by Product Life $ 40 $ 41 $ 38 $ 38 $ 40 $ 39 $ 38 $ 38 $ 157 $ 155 Accident 72 76 74 76 73 75 75 74 298 297 Critical illness 116 121 120 122 117 119 119 121 479 476 Short-term disability 27 27 27 26 27 27 27 27 107 108 Other health 27 26 25 26 24 25 24 26 104 99 Total $ 282 $ 291 $ 284 $ 288 $ 281 $ 285 $ 283 $ 286 $ 1,145 $ 1,135 New Annualized Premium Sales by Product (3) Life $ 19 $ 9 $ 9 $ 8 $ 16 $ 10 $ 11 $ 8 $ 45 $ 45 Accident 43 20 20 21 49 22 20 21 104 112 Critical illness 61 23 22 24 63 22 23 25 130 133 Short-term disability 11 7 9 8 13 9 7 10 35 39 Other health 24 10 13 11 28 10 10 12 58 60 Total $ 158 $ 69 $ 73 $ 72 $ 169 $ 73 $ 71 $ 76 $ 372 $ 389 Annualized Premium In Force (4) $ 1,195 $ 1,248 $ 1,249 $ 1,251 $ 1,225 $ 1,234 $ 1,245 $ 1,237 $ 1,195 $ 1,225 (1) Benefit ratio is contract benefits divided by premiums and contract charges. (2) Operating expense ratio is operating costs and expenses divided by premiums and contract charges. (3) New annualized premium sales reflects annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts). A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients’ annual employee benefits enrollment. (4) Premium amount paid annually for all active policies, which have not been cancelled. The Allstate Corporation 4Q19 Supplement 29

The Allstate Corporation Allstate Benefits Return on Equity ($ in millions) Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2019 2019 2019 2018 2018 2018 2018 Return on Equity Numerator: Net income applicable to common shareholders (1)(2) $ 124 $ 126 $ 128 $ 125 $ 118 $ 172 $ 167 $ 158 Denominator: Beginning equity $ 842 $ 883 $ 848 $ 824 $ 821 Ending equity (3) 949 1,010 969 906 842 $ 883 $ 848 $ 824 Average equity (4) $ 896 $ 947 $ 909 $ 865 $ 832 Return on equity 13.8% 13.3% 14.1% 14.5% 14.2% 19.5% 19.7% 19.2 % Adjusted Net Income Return on Adjusted Equity Numerator: Adjusted net income (1) $ 115 $ 125 $ 127 $ 126 $ 124 $ 119 $ 115 $ 106 Denominator: Beginning equity $ 842 $ 883 $ 848 $ 824 $ 821 Less: Unrealized net capital gains and losses (10) (4) (4) 8 57 Goodwill 96 96 96 96 96 Adjusted beginning equity $ 756 $ 791 $ 756 $ 720 $ 668 Ending equity $ 949 $ 1,010 $ 969 $ 906 $ 842 $ 883 $ 848 $ 824 Less: Unrealized net capital gains and losses 53 52 44 21 (10) (4) (4) 8 Goodwill 96 96 96 96 96 96 96 96 Adjusted ending equity $ 800 $ 862 $ 829 $ 789 $ 756 $ 791 $ 756 $ 720 Average adjusted equity (4) $ 778 $ 827 $ 793 $ 755 $ 712 Adjusted net income return on adjusted equity * 14.8% 15.1% 16.0% 16.7% 17.4% 15.0% 15.2% 14.7% (1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. (2) Includes a $54 million Tax Legislation benefit for the periods ended September 30, 2018, June 30, 2018 and March 31, 2018. (3) For the periods ended September 30, 2018, June 30, 2018 and March 31, 2018, ending equity has been used due to the changes in reportable segments that were effective October 2017. (4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points. The Allstate Corporation 4Q19 Supplement 30

The Allstate Corporation Allstate Annuities Segment Results and Other Statistics As of or for the ($ in millions) As of or for the three months ended twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Contract charges $ 3 $ 3 $ 4 $ 3 $ 4 $ 5 $ 3 $ 3 $ 13 $ 15 Net investment income (1) 180 251 296 190 253 260 293 290 917 1,096 Periodic settlements and accruals on non-hedge derivative instruments - (1) 1 - - - - - - - Contract benefits (143) (150) (152) (138) (128) (146) (145) (150) (583) (569) Interest credited to contractholder funds (73) (73) (75) (78) (80) (83) (87) (87) (299) (337) Amortization of deferred policy acquisition costs (2) (2) (1) (2) (2) (2) (2) (1) (7) (7) Operating costs and expenses (7) (7) (8) (7) (6) (7) (9) (9) (29) (31) Restructuring and related charges (1) - - - - - - - (1) - Income tax benefit (expense) on operations 10 (5) (13) 7 (9) (7) (9) (11) (1) (36) Adjusted net (loss) income (33) 16 52 (25) 32 20 44 35 10 131 Realized capital gains and losses, after-tax 97 16 37 124 (153) 40 5 (23) 274 (131) Valuation changes on embedded derivatives not hedged, after-tax - (1) (2) (3) (2) 1 - 4 (6) 3 Gain on disposition of operations, after-tax 2 - 1 1 1 1 1 1 4 4 Tax Legislation benefit - - - - - 69 - - - 69 Net income (loss) applicable to common shareholders $ 66 $ 31 $ 88 $ 97 $ (122) $ 131 $ 50 $ 17 $ 282 $ 76 Benefit spread Cost of insurance contract charges $ 3 $ 2 $ 2 $ 2 $ 3 $ 3 $ 1 $ 2 $ 9 $ 9 Contract benefits excluding the implied interest on immediate annuities with life contingencies (24) (30) (33) (17) (6) (23) (22) (26) (104) (77) Total benefit spread $ (21) $ (28) $ (31) $ (15) $ (3) $ (20) $ (21) $ (24) $ (95) $ (68) Investment spread Net investment income $ 180 $ 251 $ 296 $ 190 $ 253 $ 260 $ 293 $ 290 $ 917 $ 1,096 Implied interest on immediate annuities with life contingencies (119) (120) (119) (121) (122) (123) (123) (124) (479) (492) Interest credited to contractholder funds excluding valuation changes on embedded derivatives not hedged (73) (75) (78) (81) (83) (83) (85) (83) (307) (334) Total investment spread $ (12) $ 56 $ 99 $ (12) $ 48 $ 54 $ 85 $ 83 $ 131 $ 270 (1) Performance-based net investment income, a component of net investment income $ (5) $ 68 $ 106 $ 1 $ 64 $ 72 $ 92 $ 97 $ 170 $ 325 The Allstate Corporation 4Q19 Supplement 31

The Allstate Corporation Allstate Annuities Return on Equity ($ in millions) Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2019 2019 2019 2018 2018 2018 2018 Return on Equity Numerator: Net income applicable to common shareholders (1)(2) $ 282 $ 94 $ 194 $ 156 $ 76 $ 461 $ 396 $ 407 Denominator: Beginning equity $ 4,949 $ 5,119 $ 5,029 $ 5,009 $ 4,950 Ending equity (3) 5,625 5,552 5,437 5,278 4,949 $ 5,119 $ 5,029 $ 5,009 Average equity (4) $ 5,287 $ 5,336 $ 5,233 $ 5,144 $ 4,950 Return on equity 5.3% 1.8% 3.7% 3.0% 1.5% 9.0% 7.9% 8.1 % Adjusted Net Income Return on Adjusted Equity Numerator: Adjusted net income (1) $ 10 $ 75 $ 79 $ 71 $ 131 $ 155 $ 190 $ 211 Denominator: Beginning equity $ 4,949 $ 5,119 $ 5,029 $ 5,009 $ 4,950 Less: Unrealized net capital gains and losses 193 241 272 279 607 Adjusted beginning equity $ 4,756 $ 4,878 $ 4,757 $ 4,730 $ 4,343 Ending equity $ 5,625 $ 5,552 $ 5,437 $ 5,278 $ 4,949 $ 5,119 $ 5,029 $ 5,009 Less: Unrealized net capital gains and losses 604 585 502 428 193 241 272 279 Adjusted ending equity $ 5,021 $ 4,967 $ 4,935 $ 4,850 $ 4,756 $ 4,878 $ 4,757 $ 4,730 Average adjusted equity (4) $ 4,889 $ 4,923 $ 4,846 $ 4,790 $ 4,550 Adjusted net income return on adjusted equity * 0.2% 1.5% 1.6% 1.5% 2.9% 3.2% 4.0% 4.5 % Adjusted net income return on adjusted equity by product: Deferred annuities 14.5% 14.2% 13.2% 11.7% 10.7% 10.4% 11.3% 10.6 % Immediate annuities (1.1) % 0.3% 0.5% 0.4% 1.9% 2.4% 3.2% 3.7% (1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. (2) Includes a $69 million Tax Legislation benefit for the periods ended June 30, 2019, March 31, 2019 and December 31, 2018, a $251 million benefit for the period ended September 30, 2018, and a $182 million benefit for the periods ended June 30, 2018 and March 31, 2018. (3) For the periods ended September 30, 2018, June 30, 2018 and March 31, 2018, ending equity has been used due to the changes in reportable segments that were effective October 2017. (4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points. The Allstate Corporation 4Q19 Supplement 32

The Allstate Corporation Corporate and Other Segment Results ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Net investment income $ 18 $ 21 $ 19 $ 12 $ 15 $ 20 $ 23 $ 13 $ 70 $ 71 Operating costs and expenses (27) (19) (24) (21) (24) (28) (11) (8) (91) (71) Interest expense (81) (80) (82) (83) (81) (82) (86) (83) (326) (332) Income tax benefit on operations 20 19 19 20 18 21 18 17 78 74 Preferred stock dividends (66) (42) (30) (31) (43) (37) (39) (29) (169) (148) Adjusted net loss (136) (101) (98) (103) (115) (106) (95) (90) (438) (406) Realized capital gains and losses, after-tax 9 2 7 1 (20) - (9) (1) 19 (30) Pension and other postretirement remeasurement gains and losses, after-tax 199 (179) (99) (11) (395) 30 6 (11) (90) (370) Business combination expenses, after-tax - - - - (7) - - - - (7) Tax Legislation expense - - - - - (15) - - - (15) Net income (loss) applicable to common shareholders $ 72 $ (278) $ (190) $ (113) $ (537) $ (91) $ (98) $ (102) $ (509) $ (828) The Allstate Corporation 4Q19 Supplement 33

The Allstate Corporation Investment Position Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, ($ in millions) 2019 2019 2019 2019 2018 2018 2018 2018 Consolidated Investments Fixed income securities, at fair value $ 59,044 $ 59,259 $ 58,484 $ 58,202 $ 57,170 $ 57,663 $ 56,891 $ 56,674 Equity securities (1) 8,162 8,206 7,906 5,802 5,036 6,965 6,888 6,986 Mortgage loans 4,817 4,694 4,687 4,681 4,670 4,592 4,535 4,679 Limited partnership interests (2) 8,078 7,990 7,818 7,493 7,505 7,602 7,679 7,434 Short-term, at fair value 4,256 5,254 3,740 4,157 3,027 3,071 3,123 3,424 Other 4,005 3,904 3,856 3,786 3,852 4,075 4,125 4,092 Total $ 88,362 $ 89,307 $ 86,491 $ 84,121 $ 81,260 $ 83,968 $ 83,241 $ 83,289 Fixed income securities, at amortized cost $ 56,293 $ 56,263 $ 56,008 $ 56,831 $ 57,134 $ 57,618 $ 56,750 $ 56,209 Ratio of fair value to amortized cost 104.9% 105.3% 104.4% 102.4% 100.1% 100.1% 100.2% 100.8 % Short-term, at amortized cost $ 4,256 $ 5,254 $ 3,740 $ 4,157 $ 3,027 $ 3,071 $ 3,123 $ 3,424 December 31, 2019 - By Segment Property- Service Allstate Allstate Allstate Corporate Liability Businesses Life Benefits Annuities and Other Total Fixed income securities, at fair value $ 33,299 $ 1,157 $ 8,061 $ 1,298 $ 13,984 $ 1,245 $ 59,044 Equity securities 5,919 311 210 80 1,300 342 8,162 Mortgage loans 538 - 1,861 209 2,209 - 4,817 Limited partnership interests 4,846 - - - 3,232 - 8,078 Short-term, at fair value 2,186 76 396 44 815 739 4,256 Other 1,626 - 1,386 310 681 2 4,005 Total $ 48,414 $ 1,544 $ 11,914 $ 1,941 $ 22,221 $ 2,328 $ 88,362 Fixed income securities, at amortized cost $ 32,217 $ 1,123 $ 7,430 $ 1,229 $ 13,084 $ 1,210 $ 56,293 Ratio of fair value to amortized cost 103.4% 103.0% 108.5% 105.6% 106.9% 102.9% 104.9 % Short-term, at amortized cost $ 2,186 $ 76 $ 396 $ 44 $ 815 $ 739 $ 4,256 Fixed income securities portfolio duration (in years) (3) 5.18 4.56 5.85 4.75 4.48 2.66 5.03 (1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities. (2) As of December 31, 2019, we have commitments to invest additional amounts in limited partnership interests totaling $2.84 billion. (3) Duration measures the price sensitivity of assets and liabilities to changes in interest rates. The Allstate Corporation 4Q19 Supplement 34

The Allstate Corporation Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Net Investment Income Fixed income securities $ 548 $ 546 $ 543 $ 538 $ 533 $ 527 $ 509 $ 508 $ 2,175 $ 2,077 Equity securities 51 57 68 30 40 35 61 34 206 170 Mortgage loans 59 54 54 53 54 52 60 51 220 217 Limited partnership interests ("LP") (1) 11 197 254 9 142 210 173 180 471 705 Short-term 22 28 26 26 23 19 19 12 102 73 Other 66 66 67 63 67 71 68 66 262 272 Investment income, before expense 757 948 1,012 719 859 914 890 851 3,436 3,514 Less: Investment expense (68) (68) (70) (71) (73) (70) (66) (65) (277) (274) Net investment income $ 689 $ 880 $ 942 $ 648 $ 786 $ 844 $ 824 $ 786 $ 3,159 $ 3,240 Interest-bearing investments (2) $ 674 $ 676 $ 672 $ 664 $ 659 $ 650 $ 639 $ 622 $ 2,686 $ 2,570 Equity securities 51 57 68 30 40 35 61 34 206 170 LP and other alternative investments (3) 32 215 272 25 160 229 190 195 544 774 Investment income, before expense $ 757 $ 948 $ 1,012 $ 719 $ 859 $ 914 $ 890 $ 851 $ 3,436 $ 3,514 Pre-Tax Yields (4) Fixed income securities 3.9% 3.9% 3.8% 3.8% 3.7% 3.7% 3.6% 3.6% 3.8% 3.6 % Equity securities 3.0 3.4 4.7 2.6 3.2 2.3 4.1 2.5 3.5 3.1 Mortgage loans 5.0 4.6 4.6 4.6 4.6 4.6 5.2 4.4 4.7 4.7 Limited partnership interests 0.5 10.0 13.3 0.5 7.5 11.0 9.2 10.1 6.1 9.5 Total portfolio 3.5 4.4 4.8 3.4 4.1 4.4 4.3 4.1 4.0 4.2 Interest-bearing investments 3.9 4.0 4.0 3.9 3.9 3.8 3.8 3.7 3.9 3.8 Realized Capital Gains and Losses (Pre-tax) by Transaction Type Impairment write-downs $ (4) $ (14) $ (15) $ (14) $ (4) $ (5) $ (4) $ (1) $ (47) $ (14) Sales 216 147 117 95 (76) (22) (75) (42) 575 (215) Valuation of equity investments 521 24 200 627 (840) 198 34 (83) 1,372 (691) Valuation and settlements of derivative instruments (31) 40 22 (46) 26 5 20 (8) (15) 43 Total $ 702 $ 197 $ 324 $ 662 $ (894) $ 176 $ (25) $ (134) $ 1,885 $ (877) Total Return on Investment Portfolio (5) Net investment income 0.8% 1.0% 1.1% 0.8% 0.9% 1.0% 1.0% 0.9% 3.7% 3.9 % Valuation-interest bearing (0.1) 0.8 1.5 1.7 (0.1) (0.1) (0.5) (1.3) 3.8 (2.2) Valuation-equity owned 0.6 0.1 0.2 0.8 (1.0) 0.2 - (0.1) 1.7 (0.9) Total 1.3% 1.9% 2.8% 3.3% (0.2) % 1.1% 0.5% (0.5) % 9.2% 0.8 % Average Investment Balances (in billions) (6) $ 84.5 $ 83.9 $ 82.2 $ 81.2 $ 81.7 $ 82.4 $ 81.9 $ 81.0 $ 82.8 $ 81.5 Investment Expense Investee level expenses $ (22) $ (19) $ (20) $ (20) $ (18) $ (17) $ (18) $ (18) $ (81) $ (71) Securities lending expense (8) (10) (11) (11) (9) (8) (7) (4) (40) (28) Other expenses (38) (39) (39) (40) (46) (45) (41) (43) (156) (175) Total investment expense $ (68) $ (68) $ (70) $ (71) $ (73) $ (70) $ (66) $ (65) $ (277) $ (274) (1) Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the related financial statements from investees. (2) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments, including bank and agent loans, and derivatives. (3) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments. (4) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. (5) Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, bank loans and agent loans divided by the average fair value balances. (6) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses on fixed income securities are excluded and equity securities investment balances are at cost. The Allstate Corporation 4Q19 Supplement 35

The Allstate Corporation Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment ($ in millions) Three months ended December 31, 2019 Property- Service Allstate Allstate Allstate Corporate and Liability Businesses Life Benefits Annuities Other Total Net Investment Income Fixed income securities $ 270 $ 9 $ 88 $ 14 $ 157 $ 10 $ 548 Equity securities 39 3 2 1 2 4 51 Mortgage loans 5 - 28 3 23 - 59 Limited partnership interests ("LP") 10 - - - 1 - 11 Short-term 12 - 2 - 5 3 22 Other 27 - 20 4 13 2 66 Investment income, before expense 363 12 140 22 201 19 757 Less: Investment expense (40) - (6) - (21) (1) (68) Net investment income $ 323 $ 12 $ 134 $ 22 $ 180 $ 18 $ 689 Net investment income, after-tax $ 266 $ 9 $ 109 $ 18 $ 143 $ 14 $ 559 Interest-bearing investments (1) $ 301 $ 9 $ 138 $ 21 $ 190 $ 15 $ 674 Equity securities 39 3 2 1 2 4 51 LP and other alternative investments (2) 23 - - - 9 - 32 Investment income, before expense $ 363 $ 12 $ 140 $ 22 $ 201 $ 19 $ 757 Pre-Tax Yields (3) Fixed income securities 3.4% 2.9% 4.9% 4.5% 4.7% 2.7% 3.9 % Equity securities 3.1 4.8 4.3 5.1 0.8 4.6 3.0 Mortgage loans 4.5 - 5.7 5.7 4.4 - 5.0 Limited partnership interests 0.8 - - - 0.1 - 0.5 Total portfolio 3.0 3.2 5.0 4.9 3.6 2.5 3.5 Interest-bearing investments 3.4 2.8 5.0 4.8 4.6 2.3 3.9 Realized Capital Gains and Losses (Pre-tax) by transaction type Impairment write-downs $ (3) $ - $ - $ - $ (1) $ - $ (4) Sales 166 7 (1) - 35 9 216 Valuation of equity investments 417 4 1 4 93 2 521 Valuation and settlements of derivative instruments (26) - - - (5) - (31) Total $ 554 $ 11 $ - $ 4 $ 122 $ 11 $ 702 (1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments, including bank and agent loans and derivatives. (2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments. (3) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. The Allstate Corporation 4Q19 Supplement 36

The Allstate Corporation Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment ($ in millions) Twelve months ended December 31, 2019 Property- Service Allstate Allstate Allstate Corporate and Liability Businesses Life Benefits Annuities Other Total Net Investment Income Fixed income securities $ 1,066 $ 32 $ 350 $ 53 $ 624 $ 50 $ 2,175 Equity securities 155 8 4 3 27 9 206 Mortgage loans 17 - 92 10 101 - 220 Limited partnership interests ("LP") 296 - - - 175 - 471 Short-term 56 2 10 1 22 11 102 Other 107 - 80 18 51 6 262 Investment income, before expense 1,697 42 536 85 1,000 76 3,436 Less: Investment expense (164) - (22) (2) (83) (6) (277) Net investment income $ 1,533 $ 42 $ 514 $ 83 $ 917 $ 70 $ 3,159 Net investment income, after-tax $ 1,255 $ 33 $ 417 $ 66 $ 726 $ 56 $ 2,553 Interest-bearing investments (1) $ 1,199 $ 34 $ 532 $ 82 $ 772 $ 67 $ 2,686 Equity securities 155 8 4 3 27 9 206 LP and other alternative investments (2) 343 - - - 201 - 544 Investment income, before expense $ 1,697 $ 42 $ 536 $ 85 $ 1,000 $ 76 $ 3,436 Pre-Tax Yields (3) Fixed income securities 3.4% 3.0% 4.8% 4.3% 4.6% 3.1% 3.8 % Equity securities 3.6 3.9 3.8 3.3 2.7 4.2 3.5 Mortgage loans 4.3 - 4.8 4.7 4.6 - 4.7 Limited partnership interests 6.5 - - - 5.4 - 6.1 Total portfolio 3.7 3.1 4.9 4.5 4.5 3.1 4.0 Interest-bearing investments 3.4 2.9 4.9 4.6 4.5 3.0 3.9 Realized Capital Gains and Losses (Pre-tax) by transaction type Impairment write-downs $ (26) $ - $ (1) $ - $ (20) $ - $ (47) Sales 498 11 (8) (1) 64 11 575 Valuation of equity investments 1,024 21 10 13 291 13 1,372 Valuation and settlements of derivative instruments (26) - - - 11 - (15) Total $ 1,470 $ 32 $ 1 $ 12 $ 346 $ 24 $ 1,885 (1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments, including bank and agent loans and derivatives. (2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments. (3) Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. The Allstate Corporation 4Q19 Supplement 37

The Allstate Corporation Investment Position and Results by Strategy and Segment As of or for the three months ended ($ in millions) As of or for the three months ended December 31, 2019 December 31, 2018 Property- Service Allstate Allstate Allstate Corporate and Liability Businesses Life Benefits Annuities Other Total Total Market-based (1) Investment Position Interest-bearing investments $ 36,770 $ 1,234 $ 11,704 $ 1,861 $ 17,327 $ 1,984 $ 70,880 $ 67,757 Equity securities (2) 5,663 310 210 80 1,217 342 7,822 4,775 LP and other alternative investments (3) 823 - - - 128 - 951 691 Total $ 43,256 $ 1,544 $ 11,914 $ 1,941 $ 18,672 $ 2,326 $ 79,653 $ 73,223 Investment income Interest-bearing investments $ 300 $ 9 $ 138 $ 21 $ 190 $ 15 $ 673 $ 656 Equity securities 46 3 2 1 7 4 63 40 LP and other alternative investments 1 - - - - - 1 2 Investment income, before expense 347 12 140 22 197 19 737 698 Investee level expenses (4) (2) - - - - - (2) (2) Income for yield calculation $ 345 $ 12 $ 140 $ 22 $ 197 $ 19 $ 735 $ 696 Market-based pre-tax yield 3.4% 3.2% 5.0% 4.9% 4.5% 2.5% 3.9% 3.8 % Realized capital gains and losses (pre-tax) by transaction type Impairment write-downs $ (1) $ - $ - $ - $ (1) $ - $ (2) $ (4) Sales 147 7 (1) - 10 9 172 (81) Valuation of equity investments 419 4 1 4 94 2 524 (853) Valuation and settlements of derivative instruments (10) - - - 3 - (7) 16 Total $ 555 $ 11 $ - $ 4 $ 106 $ 11 $ 687 $ (922) Performance-based (5) Investment Position Interest-bearing investments $ 115 $ - $ - $ - $ 28 $ - $ 143 $ 113 Equity securities 257 - - - 83 - 340 261 LP and other alternative investments 4,786 - - - 3,438 2 8,226 7,663 Total $ 5,158 $ - $ - $ - $ 3,549 $ 2 $ 8,709 $ 8,037 Investment income Interest-bearing investments $ 1 $ - $ - $ - $ - $ - $ 1 $ 3 Equity securities (7) - - - (5) - (12) - LP and other alternative investments 22 - - - 9 - 31 158 Investment income, before expense 16 - - - 4 - 20 161 Investee level expenses (11) - - - (9) - (20) (16) Income for yield calculation $ 5 $ - $ - $ - $ (5) $ - $ - $ 145 Performance-based pre-tax yield 0.5 % N/A N/A N/A (0.6) % - % - % 7.2 % Realized capital gains and losses (pre-tax) by transaction type Impairment write-downs $ (2) $ - $ - $ - $ - $ - $ (2) $ - Sales 19 - - - 25 - 44 5 Valuation of equity investments (2) - - - (1) - (3) 13 Valuation and settlements of derivative instruments (16) - - - (8) - (24) 10 Total $ (1) $ - $ - $ - $ 16 $ - $ 15 $ 28 (1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. (2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities. (3) Market-based investments include publicly traded equity securities classified as limited partnerships. (4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments. (5) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate. The Allstate Corporation 4Q19 Supplement 38

The Allstate Corporation Investment Position and Results by Strategy and Segment As of or for the twelve months ended ($ in millions) As of or for the twelve months ended December 31, 2019 December 31, 2018 Property- Service Allstate Allstate Allstate Corporate and Liability Businesses Life Benefits Annuities Other Total Total Market-based (1) Investment Position Interest-bearing investments $ 36,770 $ 1,234 $ 11,704 $ 1,861 $ 17,327 $ 1,984 $ 70,880 $ 67,757 Equity securities (2) 5,663 310 210 80 1,217 342 7,822 4,775 LP and other alternative investments (3) 823 - - - 128 - 951 691 Total $ 43,256 $ 1,544 $ 11,914 $ 1,941 $ 18,672 $ 2,326 $ 79,653 $ 73,223 Investment income Interest-bearing investments $ 1,193 $ 34 $ 532 $ 82 $ 770 $ 67 $ 2,678 $ 2,561 Equity securities 154 8 4 3 30 9 208 169 LP and other alternative investments 7 - - - - - 7 4 Investment income, before expense 1,354 42 536 85 800 76 2,893 2,734 Investee level expenses (4) (7) - - - - - (7) (7) Income for yield calculation $ 1,347 $ 42 $ 536 $ 85 $ 800 $ 76 $ 2,886 $ 2,727 Market-based pre-tax yield 3.4% 3.1% 4.9% 4.5% 4.4% 3.1% 3.9% 3.7 % Realized capital gains and losses (pre-tax) by transaction type Impairment write-downs $ (22) $ - $ (1) $ - $ (18) $ - $ (41) $ (11) Sales 419 11 (8) (1) 40 11 472 (222) Valuation of equity investments 1,009 21 10 13 275 13 1,341 (727) Valuation and settlements of derivative instruments (30) - - - 8 - (22) 14 Total $ 1,376 $ 32 $ 1 $ 12 $ 305 $ 24 $ 1,750 $ (946) Performance-based (5) Investment Position Interest-bearing investments $ 115 $ - $ - $ - $ 28 $ - $ 143 $ 113 Equity securities 257 - - - 83 - 340 261 LP and other alternative investments 4,786 - - - 3,438 2 8,226 7,663 Total $ 5,158 $ - $ - $ - $ 3,549 $ 2 $ 8,709 $ 8,037 Investment income Interest-bearing investments $ 6 $ - $ - $ - $ 2 $ - $ 8 $ 9 Equity securities 1 - - - (3) - (2) 1 LP and other alternative investments 336 - - - 201 - 537 770 Investment income, before expense 343 - - - 200 - 543 780 Investee level expenses (44) - - - (30) - (74) (64) Income for yield calculation $ 299 $ - $ - $ - $ 170 $ - $ 469 $ 716 Performance-based pre-tax yield 6.3 % N/A N/A N/A 4.9% - % 5.7% 9.3 % Realized capital gains and losses (pre-tax) by transaction type Impairment write-downs $ (4) $ - $ - $ - $ (2) $ - $ (6) $ (3) Sales 79 - - - 24 - 103 7 Valuation of equity investments 15 - - - 16 - 31 36 Valuation and settlements of derivative instruments 4 - - - 3 - 7 29 Total $ 94 $ - $ - $ - $ 41 $ - $ 135 $ 69 (1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. (2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities. (3) Market-based investments include publicly traded equity securities classified as limited partnerships. (4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments. (5) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate. The Allstate Corporation 4Q19 Supplement 39

The Allstate Corporation Performance-Based ("PB") Investments ($ in millions) As of or for the three months ended As of or for the twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2019 2019 2019 2019 2018 2018 2018 2018 2019 2018 Investment position Limited partnerships Private equity $ 6,131 $ 6,162 $ 5,952 $ 5,786 $ 5,724 $ 5,712 $ 5,585 $ 5,437 $ 6,131 $ 5,724 Real estate 1,041 1,008 1,033 984 1,134 1,170 1,207 1,212 1,041 1,134 PB - limited partnerships 7,172 7,170 6,985 6,770 6,858 6,882 6,792 6,649 7,172 6,858 Non-LP Private equity 409 407 355 331 343 327 300 249 409 343 Real estate 1,128 1,017 906 808 836 829 816 811 1,128 836 PB - non-LP 1,537 1,424 1,261 1,139 1,179 1,156 1,116 1,060 1,537 1,179 Total Private equity 6,540 6,569 6,307 6,117 6,067 6,039 5,885 5,686 6,540 6,067 Real estate 2,169 2,025 1,939 1,792 1,970 1,999 2,023 2,023 2,169 1,970 Total PB $ 8,709 $ 8,594 $ 8,246 $ 7,909 $ 8,037 $ 8,038 $ 7,908 $ 7,709 $ 8,709 $ 8,037 Investment income Limited partnerships Private equity $ (6) $ 125 $ 216 $ (5) $ 130 $ 123 $ 152 $ 177 $ 330 $ 582 Real estate 17 71 38 12 12 87 21 3 138 123 PB - limited partnerships 11 196 254 7 142 210 173 180 468 705 Non-LP Private equity (9) 5 10 3 2 1 4 2 9 9 Real estate 18 19 15 14 17 18 16 15 66 66 PB - non-LP 9 24 25 17 19 19 20 17 75 75 Total Private equity (15) 130 226 (2) 132 124 156 179 339 591 Real estate 35 90 53 26 29 105 37 18 204 189 Total PB $ 20 $ 220 $ 279 $ 24 $ 161 $ 229 $ 193 $ 197 $ 543 $ 780 Investee level expenses $ (20) $ (18) $ (18) $ (18) $ (16) $ (15) $ (17) $ (16) $ (74) $ (64) Realized capital gains and losses Limited partnerships Private equity $ 42 $ (1) $ (3) $ (3) $ (3) $ 1 $ (1) $ - $ 35 $ (3) Real estate (3) - 1 - - (2) - - (2) (2) PB - limited partnerships 39 (1) (2) (3) (3) (1) (1) - 33 (5) Non-LP Private equity (13) 17 8 28 18 13 34 (8) 40 57 Real estate (11) 10 31 32 13 1 3 - 62 17 PB - non-LP (24) 27 39 60 31 14 37 (8) 102 74 Total Private equity 29 16 5 25 15 14 33 (8) 75 54 Real estate (14) 10 32 32 13 (1) 3 - 60 15 Total PB $ 15 $ 26 $ 37 $ 57 $ 28 $ 13 $ 36 $ (8) $ 135 $ 69 Pre-Tax Yield - % 9.6% 12.9% 0.3% 7.2% 10.8% 9.0% 9.9% 5.7% 9.3 % Internal Rate of Return (1) 10 Year 12.2% 12.4% 12.1% 11.4% 10.0% 9.3% 9.1% 9.0% 5 Year 10.8% 11.2% 11.4% 11.2% 12.3% 13.0% 13.1% 13.0% 3 Year 11.7% 12.7% 12.7% 11.6% 12.1% 11.4% 11.9% 12.2% 1 Year 7.6% 9.7% 9.5% 6.7% 12.5% 13.4% 14.8% 16.7% (1) The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments. The Allstate Corporation 4Q19 Supplement 40

Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income applicable to common shareholders, excluding: • realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in adjusted net income, • pension and other postretirement remeasurement gains and losses, after-tax, • valuation changes on embedded derivatives not hedged, after-tax, • amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives not hedged, after-tax, • business combination expenses and the amortization or impairment of purchased intangibles, after-tax, • gain (loss) on disposition of operations, after-tax, and • adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial service business that may be obscured by the net effect of realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives not hedged, business combination expenses and the amortization or impairment of purchased intangibles, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, adjusted net income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in adjusted net income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization or impairment of purchased intangibles ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, and the effect of amortization or impairment of purchased intangibles on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves which could increase or decrease current year income. Amortization or impairment of purchased intangibles relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand", "Other Personal Lines Profitability Measures by Brand" and "Commercial Lines Profitability Measures". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) provided on the schedule "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand" multiplied by average premium calculated using annualized GAAP quarterly earned premium, which is annualized (multiplied by 4), provided on the schedule "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand", divided by the policies in force provided on the schedule "Policies in Force" (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. The results of these calculations are provided on the schedule "Allstate Brand Statistics". The Allstate Corporation 4Q19 Supplement 41

Definitions of Non-GAAP Measures (continued) Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non- catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand". Adjusted net income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and adjusted net income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Adjusted net income return on adjusted equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses and goodwill. Return on equity is the most directly comparable GAAP measure. We use average equity excluding the effect of unrealized net capital gains and losses and goodwill for the denominator as a representation of equity primarily attributable to the Company’s earned and realized business operations. Unrealized net capital gains and losses are excluded because they vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. Goodwill is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results. We believe it is useful for investors to have adjusted net income return on adjusted equity when evaluating our performance as it represents a reliable, representative and consistent measurement of the company and management’s utilization of capital. Adjusted net income return on adjusted equity should not be considered a substitute for return on equity and does not reflect the overall profitability of our business. A reconciliation of return on equity and adjusted net income return on adjusted equity can be found in the schedules, "Allstate Life Return on Equity", "Allstate Benefits Return on Equity" and "Allstate Annuities Return on Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". The Allstate Corporation 4Q19 Supplement 42

The Allstate Corporation Historical Results - Contribution to Income ($ in millions, except per share data) Twelve months ended Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31, 2019 2018 2017 2016 2015 Contribution to income Net income applicable to common shareholders $ 4,678 $ 2,012 $ 3,438 $ 1,692 $ 2,138 Realized capital gains and losses, after-tax (1,488) 688 (298) 56 (19) Pension and other postretirement remeasurement gains and losses, after-tax 90 370 (141) 175 49 Valuation changes on embedded derivatives not hedged, after-tax 15 (3) - 2 1 DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax 5 7 10 4 3 Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax (2) (2) (3) (3) (2) Business combination expenses and the amortization of purchased intangibles, after-tax 100 90 79 21 32 Gain on disposition of operations, after-tax (4) (4) (13) (3) (2) Impairment of goodwill and purchased intangibles, after-tax 83 - 125 - - Tax Legislation (benefit) - (29) (509) - - Change in accounting for investments in qualified affordable housing projects, after-tax - - - - 45 Adjusted net income * $ 3,477 $ 3,129 $ 2,688 $ 1,944 $ 2,245 Income per common share - Diluted Net income applicable to common shareholders $ 14.03 $ 5.70 $ 9.35 $ 4.48 $ 5.26 Realized capital gains and losses, after-tax (4.46) 1.95 (0.81) 0.15 (0.05) Pension and other postretirement remeasurement gains and losses, after-tax 0.27 1.05 (0.38) 0.46 0.12 Valuation changes on embedded derivatives not hedged, after-tax 0.05 (0.01) - 0.01 - DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax 0.01 0.02 0.03 0.01 0.01 Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax (0.01) (0.01) (0.01) (0.01) - Business combination expenses and the amortization of purchased intangibles, after-tax 0.30 0.25 0.21 0.06 0.08 Impairment of goodwill and purchased intangibles, after-tax 0.25 - 0.34 - Gain on disposition of operations, after-tax (0.01) (0.01) (0.04) (0.01) (0.01) Tax Legislation (benefit) - (0.08) (1.38) - - Change in accounting for investments in qualified affordable housing projects, after-tax - - - - 0.11 Adjusted net income * $ 10.43 $ 8.86 $ 7.31 $ 5.15 $ 5.52 Weighted average common shares - Diluted 333.5 353.2 367.8 377.3 406.8 The Allstate Corporation 4Q19 Supplement App A

The Allstate Corporation Historical Results - Return on Common Shareholders' Equity ($ in millions) Twelve months ended Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31, 2019 2018 2017 2016 2015 Return on Common Shareholders' Equity Numerator: Net income applicable to common shareholders (1)(2) $ 4,678 $ 2,012 $ 3,438 $ 1,692 $ 2,138 Denominator: Beginning common shareholders' equity $ 19,382 $ 20,805 $ 18,823 $ 18,274 $ 20,557 Ending common shareholders' equity (3) 23,750 19,382 20,805 18,823 18,274 Average common shareholders' equity (4) $ 21,566 $ 20,094 $ 19,814 $ 18,549 $ 19,416 Return on common shareholders' equity 21.7% 10.0% 17.4% 9.1% 11.0 % Adjusted Net Income Return on Common Shareholders' Equity Numerator: Adjusted net income * (1) $ 3,477 $ 3,129 $ 2,688 $ 1,944 $ 2,245 Denominator: Beginning common shareholders' equity $ 19,382 $ 20,805 $ 18,823 $ 18,274 $ 20,557 Less: Unrealized net capital gains and losses (2) 1,662 1,053 620 1,926 Adjusted beginning common shareholders' equity 19,384 19,143 17,770 17,654 18,631 Ending common shareholders' equity 23,750 19,382 20,805 18,823 18,274 Less: Unrealized net capital gains and losses 1,887 (2) 1,662 1,053 620 Adjusted ending common shareholders' equity 21,863 19,384 19,143 17,770 17,654 Average adjusted common shareholders' equity (4) $ 20,624 $ 19,264 $ 18,457 $ 17,712 $ 18,143 Adjusted net income return on common shareholders' equity * 16.9% 16.2% 14.6% 11.0% 12.4% (1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. (2) Includes a $29 million benefit for the year ended December 31, 2018 and a $509 million benefit for the year ended December 31, 2017. (3) Excludes equity related to preferred stock of $2,248 million at December 31, 2019, $1,930 million at December 31, 2018 and $1,746 million for all other periods presented. (4) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points. The Allstate Corporation 4Q19 Supplement App B

The Allstate Corporation Historical Property-Liability Results ($ in millions) Twelve months ended Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31, 2019 2018 2017 2016 2015 Premiums written $ 35,419 $ 33,555 $ 31,648 $ 30,891 $ 30,115 Premiums earned $ 34,843 $ 32,950 $ 31,433 $ 30,727 $ 29,748 Other revenue (1) 741 738 703 688 - Claims and claims expense (23,622) (22,435) (21,484) (21,907) (20,690) Amortization of deferred policy acquisition costs (4,649) (4,475) (4,205) (4,053) (3,933) Operating costs and expenses (4,420) (4,465) (4,164) (4,068) (3,348) Restructuring and related charges (38) (60) (78) (17) (25) Impairment of purchased intangibles (51) - - - - Underwriting income 2,804 2,253 2,205 1,370 1,752 Net investment income 1,533 1,464 1,478 1,253 1,226 Income tax expense on operations (887) (747) (1,187) (865) (1,017) Realized capital gains and losses, after-tax 1,161 (500) 272 - (154) Gain on disposition of operations, after-tax - - 9 - - Tax Legislation (expense) benefit - (5) 36 - - Net income applicable to common shareholders $ 4,611 $ 2,465 $ 2,813 $ 1,758 $ 1,807 Catastrophe losses $ 2,557 $ 2,855 $ 3,228 $ 2,571 $ 1,719 Amortization of purchased intangibles $ 4 $ 11 $ 7 $ 32 $ 50 Operating ratios Loss ratio 67.8 68.1 68.4 71.3 69.5 Expense ratio (2) 24.2 25.1 24.6 24.2 24.6 Combined ratio 92.0 93.2 93.0 95.5 94.1 Loss ratio 67.8 68.1 68.4 71.3 69.5 Less: effect of catastrophe losses 7.3 8.7 10.3 8.4 5.8 effect of prior year non-catastrophe reserve reestimates (0.4) (0.8) (1.5) (0.2) 0.3 Underlying loss ratio * 60.9 60.2 59.6 63.1 63.4 Reconciliation of combined ratio to underlying combined ratio Combined ratio 92.0 93.2 93.0 95.5 94.1 Effect of catastrophe losses (7.3) (8.7) (10.3) (8.4) (5.8) Effect of prior year non-catastrophe reserve reestimates 0.4 0.8 1.5 0.2 (0.3) Effect of amortization of purchased intangibles - - - (0.1) (0.2) Effect of impairment of purchased intangibles (0.1) - - - - Underlying combined ratio * 85.0 85.3 84.2 87.2 87.8 Effect of prior year catastrophe reserve reestimates 0.1 0.1 (0.1) - - (1) We changed our accounting presentation for other revenue for periods beginning in 2016. 2015 was not adjusted to reflect this change. (2) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 4Q19 Supplement App C